UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund: BlackRock Global Allocation Fund, Inc.

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global

            Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2017

Date of reporting period: 10/31/2017

Item 1 – Report to Stockholders

OCTOBER 31, 2017

ANNUAL REPORT

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big political surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. In contrast, closely watched elections in France, the Netherlands, and Australia countered the isolationist and nationalist political developments in the U.K. and the United States.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and further interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2.0%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are significant concerns, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.10%	23.63%
U.S. small cap equities (Russell 2000® Index)	8.01	27.85
International equities (MSCI Europe, Australasia, Far East Index)	10.74	23.44
Emerging market equities (MSCI Emerging Markets Index)	16.14	26.45
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.49	0.72
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.15	(2.98)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.58	0.90
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.22	1.80
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.44	8.92
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of October 31, 2017	BlackRock Global Allocation Fund, Inc.

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended October 31, 2017, the Fund underperformed both its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-U.S.) Index (24%), BofA Merrill Lynch Current 5-Year U.S. Treasury Index (24%) and Citigroup Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities) and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

•	An underweight to broad equities detracted from performance. From a sector perspective, stock selection within and an underweight to information technology (“IT”) negatively impacted returns, as did stock selection in health care. Exposure to commodity-related securities (notably gold) and to cash and cash equivalents detracted from performance. Currency management, notably an underweight to the British pound sterling, negatively impacted performance as well.

•	Within equities, an overweight to Japan contributed to performance. From a sector perspective, an underweight and stock selection in consumer staples positively impacted performance, as did stock selection in financials, materials, utilities, consumer discretionary and industrials. Within energy, stock selection contributed, although this was partially offset by an overweight to the sector. An underweight in fixed income positively impacted performance, and exposure to credit within fixed income was additive as well.

•	The Fund uses derivatives, which include options, futures, swaps and forward contracts, both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives positively contributed to the Fund’s performance.

Describe recent portfolio activity.

•	During the 12-month period, the Fund’s overall equity allocation increased from 56% to 62% of net assets. Within equities, the Fund increased exposure to the United States and Europe and decreased exposure to Japan. On a sector basis, the Fund increased exposure to energy, IT, utilities, materials, consumer discretionary, health care, telecommunication services (“telecom”) and consumer staples, and reduced exposure to financials, real estate and industrials.

•	The Fund’s allocation to fixed income decreased from 32% to 31% of net assets. Within fixed income, the Fund increased exposure to government debt, notably in the United States, Brazil and Australia, and reduced exposure to European sovereign debt and corporate bonds.

•	The Fund’s overall allocation to commodity-related securities remained unchanged at 4%.

•	Reflecting the changes in the Fund’s overall allocations to the equity, fixed income, and commodity-related asset classes during the period, the Fund’s cash and cash equivalent holdings decreased from 8% to 3% of net assets. During the 12-month period, cash was used to help mitigate portfolio volatility and served as a source of funds for new investments.

Describe portfolio positioning at period end

•	Relative to its Reference Benchmark, the Fund ended the period overweight in equities, underweight in fixed income, and overweight in commodity-related securities and cash and cash equivalents. Within the equity segment, the Fund was overweight in Japan and Europe, and was underweight in the United States. Within Europe, the Fund was overweight in the Netherlands and France, and underweight in Denmark. From a sector perspective, the Fund was overweight in energy, consumer discretionary, telecom, utilities and materials, and was underweight in financials, consumer staples, IT and real estate.

•	Within fixed income, the Fund was underweight in developed European sovereign debt, US Treasuries and Japanese government bonds, and overweight in government bonds in Brazil, Australia, Poland, Argentina and Mexico. In addition, the Fund was overweight in corporate debt.

•	With respect to currency exposure, the Fund was overweight in the U.S. dollar, Indian rupee and Brazilian real, and underweight in the Canadian dollar, euro, and British pound sterling.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2017 (continued)	BlackRock Global Allocation Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)	The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.
(c)	This unmanaged capitalization-weighted index is comprised of 2,584 equities from 35 countries in 4 regions, including the United States.
(d)	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Descriptions of these indexes can be found in the footnotes below.

Performance Summary for the Period Ended October 31, 2017

		Average Annual Total Returns (e)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.57%	13.10%	N/A	6.66%	N/A	4.30%	N/A
Investor A	5.41	12.77	6.85	6.37	5.23%	4.01	3.45%
Investor B	4.92	11.72	7.22	5.48	5.15	3.34	3.34
Investor C	5.04	11.92	10.92	5.59	5.59	3.24	3.24
Class K	5.61	13.20	N/A	6.74	N/A	4.37	N/A
Class R	5.29	12.42	N/A	6.01	N/A	3.66	N/A
FTSE World Index	10.12	23.69	N/A	11.66	N/A	4.49	N/A
Reference Benchmark	6.60	13.42	N/A	7.41	N/A	4.77	N/A
U.S. Stocks: S&P 500® Index(f)	9.10	23.63	N/A	15.18	N/A	7.52	N/A
Non-U.S. Stocks: FTSE World (ex-U.S.) Index(g)	11.38	23.49	N/A	8.02	N/A	1.59	N/A
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index(h)	0.06	(1.46)	N/A	0.80	N/A	3.68	N/A
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index(i)	3.99	0.73	N/A	(1.06)	N/A	2.41	N/A
(e)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

(f)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

(g)	This unmanaged capitalization-weighted index is comprised of 1,969 equities from 34 countries, excluding the United States.

(h)	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

(i)	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of October 31, 2017 (continued)	BlackRock Global Allocation Fund, Inc.

Portfolio Information

OVERALL ASSET EXPOSURE

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentages
	10/31/17	10/31/16
US Equities	31%	26%	35%
European Equities	16	13	13
Asia Pacific Equities	14	15	9
Other Equities	1	2	3

Total Equities	62	56	60

US Dollar Denominated Fixed Income Securities	22	20	24
U.S. Issuers	19	16	—
Non-U.S. Issuers	3	4	—
Non-U.S. Dollar Denominated Fixed Income Securities	9	12	16

Total Fixed Income Securities	31	32	40

Commodity-Related	4	4	—

Cash & Short-Term Securities	3	8	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.
(b)	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

GEOGRAPHIC ALLOCATION

Country	Percent of Total Investments (a)
United States	58%
Japan	10
United Kingdom	4
France	3
Germany	3
Australia	2
Brazil	2
Netherlands	2
India	2
Canada	1
Other(b)	13

(a)	Excludes short-term securities, options purchased and options written.
(b)	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

TEN LARGEST HOLDINGS (EQUITY INVESTMENTS)

Security	Percent of Total Investments (a)
Microsoft Corp.	2%
Apple, Inc.	1
Alphabet, Inc.	1
Amazon.com, Inc.	1
Bank of America Corp.	1
DowDuPont, Inc.	1
Danone SA	1
Uber Technologies, Inc.	1
Comcast Corp.	1
QUALCOMM, Inc.	1

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to the Class K Shares’ inception date of June 8, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestment by current holders and for purchase by certain employer-sponsored retirement plans. Effective on or about the close of business on December 27, 2017, all issued and outstanding investor B Shares will be converted to investor A Shares.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser voluntarily waived a portion of its expenses. Without such waiver, the Fund’s performance would have been lower. The Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers.

ABOUT FUND PERFORMANCE	7

Disclosure of Expenses	BlackRock Global Allocation Fund, Inc.

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Dividend Expense and Broker Fees and Expenses on Short Sales		Excluding Dividend Expense and Broker Fees and Expenses on Short Sales
	Beginning Account Value (05/01/17)	Ending Account Value (10/31/17)	Including Dividend Expense and Broker Fees and Expenses on Short Sales (a)	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales (b)	Beginning Account Value (05/01/17)	Ending Account Value (10/31/17)	Expenses Paid During the Period (a)	Ending Account Value (10/31/17)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,055.70	$4.25	$4.15	$1,000.00	$1,021.07	$4.18	$1,021.17	$4.08
Investor A	$1,000.00	$1,054.10	$5.64	$5.54	$1,000.00	$1,019.71	$5.55	$1,019.81	$5.45
Investor B	$1,000.00	$1,049.20	$10.69	$10.69	$1,000.00	$1,014.77	$10.51	$1,014.77	$10.51
Investor C	$1,000.00	$1,050.40	$9.46	$9.41	$1,000.00	$1,015.98	$9.30	$1,016.03	$9.25
Class K	$1,000.00	$1,056.10	$3.84	$3.78	$1,000.00	$1,021.48	$3.77	$1,021.53	$3.72
Class R	$1,000.00	$1,052.90	$7.35	$7.24	$1,000.00	$1,018.05	$7.22	$1,018.15	$7.12

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.82% for Institutional, 1.09% for Investor A, 2.07% for Investor B, 1.83% for Investor C, 0.74% for Class K and 1.42% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(b)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.80% for Institutional, 1.07% for Investor A, 2.07% for Investor B, 1.82% for Investor C, 0.73% for Class K and 1.40% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Australia — 0.0%
AGL Energy Ltd.	10,395	$201,262
BHP Billiton Ltd.	28,821	593,390
National Australia Bank Ltd.	13,470	337,507
Rio Tinto Ltd.	8,762	466,894
Stockland	158,518	549,414
Telstra Corp. Ltd.	59,849	162,429
Woolworths Ltd.	17,817	353,216

		2,664,112
Belgium — 0.4%
Anheuser-Busch InBev SA	1,355,720	166,239,887
UCB SA	1,287	93,689

		166,333,576
Brazil — 0.2%
Azul SA — ADR(a)	3,300,508	83,469,847
Banco do Brasil SA	41,000	431,645
Banco Santander Brasil SA	25,736	225,081
Engie Brasil Energia SA	5,697	62,346
JBS SA	109,596	252,607
Vale SA	10,204	100,128

		84,541,654
Canada — 0.4%
Agrium, Inc.	3,353	365,033
Bank of Nova Scotia	14,319	924,336
Barrick Gold Corp.	20,308	293,420
Canadian National Railway Co.	5,219	419,955
Encana Corp.(b)	11,769,415	137,702,156
Magna International, Inc.	16,479	898,994
Platinum Group Metals Ltd.(a)(b)(v)	8,627,632	3,486,252
Royal Bank of Canada	3,283	256,690
Teck Resources Ltd., Class B	29,668	606,192
Thomson Reuters Corp.	19,794	925,490
Toronto-Dominion Bank	4,281	243,368

		146,121,886
China — 0.4%
Agricultural Bank of China Ltd., Class H	1,418,000	667,868
Alibaba Group Holding Ltd. — ADR(a)(b)	465,253	86,020,627
Bank of China Ltd., Class H	939,000	469,277
Bank of Communications Co. Ltd., Class H	264,000	199,302
Brilliance China Automotive Holdings Ltd.	13,292,000	33,683,641
China Construction Bank Corp., Class H	1,161,000	1,037,603
China Mobile Ltd.	129,000	1,297,529
China Mobile Ltd. — ADR	38,494	1,942,022
China Resources Power Holdings Co. Ltd.	452,000	869,230
China Telecom Corp. Ltd., Class H	246,000	123,369
China Vanke Co. Ltd., Class H	46,800	166,596
CLP Holdings Ltd.	1,473,500	14,997,185
CNOOC Ltd.	627,000	856,101
Dongfeng Motor Group Co. Ltd., Class H	180,000	247,084
Industrial & Commercial Bank of China Ltd., Class H	723,000	575,266
Longfor Properties Co. Ltd.	26,500	22,191
NetEase, Inc. — ADR	1,970	555,383
PICC Property & Casualty Co. Ltd., Class H	12,000	23,814
Want Want China Holdings Ltd.(b)	12,158,000	9,954,041
Wilmar International Ltd.	96,100	239,140

		153,947,269
Czech Republic — 0.0%
CEZ AS	700,264	15,354,902

Security	Shares	Value
Denmark — 0.0%
A.P. Moeller — Maersk A/S, Class A	361	$669,124
A.P. Moeller — Maersk A/S, Class B	397	761,043
Danske Bank A/S	29,938	1,142,538
Novo Nordisk A/S, Class B	1,740	86,632

		2,659,337
Finland — 0.3%
Nokia OYJ	20,316,748	99,916,142

France — 2.9%
AXA SA	3,123,733	94,300,463
BNP Paribas SA	6,997	546,112
Cie Generale des Etablissements Michelin	399,475	57,822,550
Compagnie de Saint-Gobain	1,042,072	61,099,703
Danone SA	3,696,268	302,100,197
Dassault Aviation SA	42,790	66,719,238
Engie SA	3,003	50,757
LVMH Moet Hennessy Louis Vuitton SE	1,201	358,214
Orange SA	39,195	643,883
Safran SA	1,295,168	136,410,042
Sanofi	1,229,390	116,406,690
Societe Generale SA	6,304	350,846
Sodexo SA	496,216	63,129,977
Thales SA	1,543	160,801
TOTAL SA	1,612,144	89,857,832
TOTAL SA — ADR	64,273	3,581,291
Unibail-Rodamco SE	243,312	60,902,686
Vinci SA	608,796	59,648,347
Vivendi SA	4,495	111,619

		1,114,201,248
Germany — 2.0%
adidas AG	1,674	372,604
Allianz SE, Registered Shares	4,082	952,979
BASF SE	8,075	883,028
Bayer AG, Registered Shares	1,741,125	226,483,483
Deutsche Post AG, Registered Shares	23,415	1,073,346
Deutsche Telekom AG, Registered Shares	4,498,376	81,453,512
E.ON SE	50,060	592,932
Evonik Industries AG	1,414,331	51,447,560
Fresenius Medical Care AG & Co. KGaA	1,515	146,685
GEA Group AG	975,918	47,144,181
Innogy SE(c)	5,600,109	260,438,416
SAP SE	11,522	1,316,532
Siemens AG, Registered Shares	352,708	50,660,404
Vonovia SE	1,383,271	61,103,860

		784,069,522
Hong Kong — 0.8%
AIA Group Ltd.	8,600	64,805
CK Infrastructure Holdings Ltd.	1,405,000	12,233,438
Galaxy Entertainment Group Ltd.	12,000	81,833
Hang Lung Properties Ltd.	2,964,000	6,806,158
HKT Trust & HKT Ltd.(d)	7,592,000	9,274,202
Hong Kong Exchanges & Clearing Ltd.	2,600	72,447
Hongkong Land Holdings Ltd.	65,100	472,162
I-CABLE Communications Ltd.(a)	1,370,132	42,917
Jardine Matheson Holdings Ltd.	193,900	12,421,532
Link REIT	1,769,000	14,872,520
Power Assets Holdings Ltd.	1,247,500	10,814,721
Sino Land Co. Ltd.	5,450,000	9,393,299
Sun Hung Kai Properties Ltd.	10,619,166	173,723,096
Swire Pacific Ltd., Class A	1,139,000	11,255,680
Swire Properties Ltd.	64,800	218,974
WH Group Ltd.(c)	638,500	647,044
Wharf Holdings Ltd.	1,866,000	16,995,799

		279,390,627

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
India — 1.3%
Coal India Ltd.	2,401,995	$10,629,027
GAIL India Ltd.	30,421	218,606
Grasim Industries Ltd.	17,669	335,045
HCL Technologies Ltd.	4,858	64,200
Hero MotoCorp Ltd.	253,273	15,073,263
Hindustan Petroleum Corp. Ltd.	23,092	159,509
Hindustan Unilever Ltd.	19,986	381,953
Indian Oil Corp. Ltd.	30,232	194,114
Infosys Ltd.	9,121,929	129,878,566
Kotak Mahindra Bank Ltd.	4,064,800	64,334,782
Maruti Suzuki India Ltd.	412,274	52,301,616
Oil & Natural Gas Corp. Ltd.	3,635,770	10,743,080
Reliance Industries Ltd.	12,062,423	175,370,973
SBI Life Insurance Co. Ltd.(a)(c)	447,299	4,572,348
State Bank of India	7,562,983	35,718,333
Tata Motors Ltd.(a)	8,101	53,644
Tata Motors Ltd., Class A(a)	67,385	250,792
Tech Mahindra Ltd.	31,280	232,738
Vedanta Ltd.	51,845	266,157
Yes Bank Ltd.	4,624,413	22,478,396

		523,257,142
Indonesia — 0.1%
Siloam International Hospitals Tbk PT(a)	58,702,387	42,207,800

Ireland — 0.0%
Experian PLC	2,711	57,116
Medtronic PLC	143,705	11,571,127

		11,628,243
Israel — 0.0%
Check Point Software Technologies Ltd.(a)	263	30,958

Italy — 1.0%
Atlantia SpA	5,974	194,756
Ei Towers SpA(v)	1,163,864	68,057,465
Enel SpA	16,098,696	99,838,788
Luxottica Group SpA	991,304	56,858,411
RAI Way SpA(c)	7,991,096	48,450,348
Snam SpA	1,392,865	7,111,748
Telecom Italia SpA(a)(b)	110,879,309	95,941,704
Telecom Italia SpA, Non-Convertible Savings Shares	3,897,526	2,769,083

		379,222,303
Japan — 8.4%
Aisin Seiki Co. Ltd.	897,690	46,502,519
Ajinomoto Co., Inc.	2,944,600	59,235,305
Alfresa Holdings Corp.	384,800	7,352,417
Alpine Electronics, Inc.	268,100	5,948,653
Asahi Glass Co. Ltd.	16,800	658,395
Asahi Kasei Corp.	4,971,300	60,201,068
Astellas Pharma, Inc.	6,076,550	80,871,928
Bridgestone Corp.	3,226,400	154,126,306
Canon Marketing Japan, Inc.	326,000	8,200,252
COMSYS Holdings Corp.	398,800	10,099,380
Dai-ichi Life Holdings, Inc.	1,300	24,827
Daicel Corp.	776,000	9,688,833
Daikin Industries Ltd.	448,600	49,575,152
Denso Corp.	2,116,380	116,557,459
East Japan Railway Co.	1,950,273	189,136,704
Exedy Corp.	227,700	6,827,704
Fujitsu Ltd.	132,000	1,028,609
Hino Motors Ltd.	691,900	8,905,447
Hitachi Chemical Co. Ltd.	1,473,100	42,006,619
Hitachi Ltd.	170,000	1,353,769
Hoya Corp.	1,228,117	66,724,494
Japan Airlines Co. Ltd.	3,881,600	132,856,689

Security	Shares	Value
Japan (continued)
Japan Aviation Electronics Industry Ltd.	258,000	$4,719,502
Japan Tobacco, Inc.	1,900	62,890
Kamigumi Co. Ltd.	362,000	8,665,912
Kao Corp.	5,700	344,480
KDDI Corp.	595,900	15,876,347
Keyence Corp.	32,400	17,989,283
Kinden Corp.	1,187,700	20,057,728
Kintetsu Group Holdings Co. Ltd.	6,900	265,325
Koito Manufacturing Co. Ltd.	477,800	32,038,486
Komatsu Ltd.	2,664,800	87,074,341
Kubota Corp.	2,791,910	52,531,122
Kuraray Co. Ltd.	498,600	9,819,709
Kurita Water Industries Ltd.	280,400	8,910,063
Kyudenko Corp.	196,300	8,667,180
Kyushu Railway Co.	1,143,200	36,538,494
Mabuchi Motor Co. Ltd.	286,300	15,023,610
Maeda Road Construction Co. Ltd.	470,000	10,121,357
Marubeni Corp.	64,900	435,157
Mazda Motor Corp.	37,300	538,452
Medipal Holdings Corp.	448,600	8,331,068
Mitsubishi Electric Corp.	8,856,900	151,572,493
Mitsubishi Tanabe Pharma Corp.	7,800	171,673
Mitsubishi UFJ Financial Group, Inc.	74,100	502,631
MS&AD Insurance Group Holdings, Inc.	900	30,575
Murata Manufacturing Co. Ltd.	624,440	98,138,221
Nintendo Co. Ltd.	203,800	79,066,567
Nippo Corp.	459,000	9,584,194
Nippon Telegraph & Telephone Corp.	305,700	14,779,837
Nippon Television Holdings, Inc.	903,200	16,303,345
Nitto Denko Corp.	766,700	71,293,673
NTT DOCOMO, Inc.	23,100	559,453
Okumura Corp.	542,124	20,752,459
Olympus Corp.	10,100	375,868
Osaka Gas Co. Ltd.	1,200	23,243
Otsuka Holdings Co. Ltd.	272,000	11,362,693
Rakuten, Inc.	22,700	242,908
Renesas Electronics Corp.(a)	2,728,600	35,278,295
Resona Holdings, Inc.	73,700	398,373
Rohm Co. Ltd.	1,101,700	102,554,211
Seino Holdings Co Ltd.	503,000	7,338,470
Seven & i Holdings Co. Ltd.	123,800	4,989,691
Shimamura Co. Ltd.	70,200	7,820,853
Shin-Etsu Chemical Co. Ltd.	1,734,740	182,947,742
Shionogi & Co. Ltd.	23,100	1,243,636
SHO-BOND Holdings Co. Ltd.	87,800	5,403,065
SKY Perfect JSAT Holdings, Inc.	811,000	3,760,400
Sony Corp.	37,300	1,560,434
Stanley Electric Co. Ltd.	441,900	16,312,481
Subaru Corp.	1,784,990	61,669,777
Sumitomo Electric Industries Ltd.	2,934,200	49,955,723
Sumitomo Mitsui Financial Group, Inc.	3,445,800	138,048,111
Suzuken Co. Ltd.	201,700	7,270,854
Suzuki Motor Corp.	3,545,308	194,188,087
T&D Holdings, Inc.	5,200	81,123
Toda Corp.	2,816,900	22,949,833
Toho Co. Ltd.	300,000	9,939,388
Tokio Marine Holdings, Inc.	1,849,721	79,736,324
Tokyo Electron Ltd.	4,300	757,143
Tokyo Gas Co. Ltd.	4,855,657	121,127,484
Tokyo Steel Manufacturing Co. Ltd.(b)	1,367,400	11,810,312
Toray Industries, Inc.	5,357,400	54,225,684
Toshiba Corp.(a)	236,000	682,855
Toyota Industries Corp.	2,387,780	146,971,383
Trend Micro, Inc.	141,400	7,582,381
TV Asahi Holdings Corp.	657,000	13,230,673

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Ube Industries Ltd.	1,385,950	$42,576,473
Unicharm Corp.	17,100	389,123
West Japan Railway Co.	748,300	52,767,082
Yamato Kogyo Co. Ltd.	211,600	5,660,097

		3,261,880,429
Mexico — 0.0%
Cemex SAB de CV(a)	1,112,351	903,957

Netherlands — 1.3%
ABN AMRO Group NV(c)	2,819,275	87,071,467
Aegon NV	7,476	44,137
ING Groep NV	7,151,679	132,159,193
Koninklijke Ahold Delhaize NV	2,363	44,467
Koninklijke Philips NV	5,984,600	243,889,808
Randstad Holding NV	790,014	48,603,337
RELX NV	20,216	456,412
Unilever NV CVA	154,609	8,981,221

		521,250,042
Norway — 0.0%
DNB ASA	12,507	241,377
Statoil ASA	14,483	294,259

		535,636
Peru — 0.0%
Credicorp Ltd.	99	20,735

Poland — 0.0%
Jeronimo Martins SGPS SA	277,784	5,047,098
PGE SA(a)	108,668	389,633
Polskie Gornictwo Naftowe i Gazownictwo SA	112,598	206,918

		5,643,649
Portugal — 0.1%
NOS SGPS SA	5,119,925	30,678,518

Singapore — 0.3%
CapitaLand Ltd.	28,645,300	77,141,576
ComfortDelGro Corp. Ltd.	6,255,800	9,273,954
Genting Singapore PLC	612,100	547,874
Singapore Telecommunications Ltd.	6,216,600	17,107,863

		104,071,267
South Africa — 0.0%
Barclays Africa Group Ltd.	28,428	281,609
RMB Holdings Ltd.	67,392	297,935
Tiger Brands Ltd.	11,817	322,742

		902,286
South Korea — 0.6%
Amorepacific Corp.	126,325	35,445,803
Coway Co. Ltd.	140,612	12,224,625
Doosan Bobcat, Inc.	1,917,913	62,016,077
Hana Financial Group, Inc.	4,742	202,952
Hotel Shilla Co. Ltd.(b)	156,438	10,945,608
Hyundai Mobis Co. Ltd.	100	23,787
Korea Electric Power Corp.	4,314	151,247
KT&G Corp.	483,813	45,775,140
LG Chem Ltd.	56,748	20,460,862
LG Display Co. Ltd.	20,440	534,722
LG Household & Health Care Ltd.	16,948	17,804,968
Lotte Chemical Corp.	234	77,290
POSCO	50,499	14,719,722
Samsung Electronics Co. Ltd.	913	2,250,641
SK Hynix, Inc.	4,775	352,074
SK Innovation Co. Ltd.	3,696	677,997
SK Telecom Co. Ltd.	60,343	14,245,768

		237,909,283

Security	Shares	Value
Spain — 0.4%
Aena SME SA(c)	8,763	$1,607,778
CaixaBank SA	68,443	320,203
Cellnex Telecom SAU(c)	4,881,246	121,162,109
Gas Natural SDG SA	1,206,903	25,824,724
Telefonica SA	25,179	264,014

		149,178,828
Sweden — 0.6%
Nordea Bank AB	30,955	374,082
Skandinaviska Enskilda Banken AB, Class A	29,611	364,914
SKF AB, Class B	7,462,190	173,412,568
Svenska Handelsbanken AB, Class A	4,325,098	61,988,726
Swedbank AB, Class A	1,280	31,767
Volvo AB, Class B	31,469	623,283

		236,795,340
Switzerland — 1.2%
ABB Ltd., Registered Shares	35,124	917,264
Nestle SA, Registered Shares	3,050,502	256,664,664
Novartis AG, Registered Shares	149,190	12,305,076
Roche Holding AG	7,517	1,737,412
SGS SA, Registered Shares	197	486,500
UBS Group AG, Registered Shares(a)	10,987,826	186,937,024
Zurich Insurance Group AG	3,775	1,151,998

		460,199,938
Taiwan — 0.7%
Catcher Technology Co. Ltd.	14,000	149,001
Cathay Financial Holding Co. Ltd.	7,141,000	11,799,918
Cheng Shin Rubber Industry Co. Ltd.	10,804,672	21,326,275
Chunghwa Telecom Co. Ltd.	18,955,000	64,735,049
Far EasTone Telecommunications Co. Ltd.	10,554,000	24,780,894
Formosa Chemicals & Fibre Corp.	3,115,000	9,463,416
Formosa Petrochemical Corp.	2,226,000	7,792,268
Formosa Plastics Corp.	3,323,000	10,130,057
Fubon Financial Holding Co. Ltd.	7,441,000	11,858,790
Hon Hai Precision Industry Co. Ltd.	4,042,700	15,026,485
Innolux Corp.	616,000	269,996
Nan Ya Plastics Corp.	4,168,000	10,285,840
Pegatron Corp.	571,000	1,479,603
Taiwan Cooperative Financial Holding Co. Ltd.	650	351
Taiwan Mobile Co. Ltd.	9,334,000	33,277,766
Taiwan Semiconductor Manufacturing Co. Ltd.	1,638,000	13,242,082
Uni-President Enterprises Corp.	8,046,000	16,811,343

		252,429,134
Thailand — 0.2%
Advanced Info Service PCL, Foreign Registered Shares	3,260,100	19,087,581
Intouch Holdings PCL	8,059,800	14,851,987
PTT Global Chemical PCL, Foreign Registered Shares	6,903,600	16,625,166
Siam Cement PCL, Foreign Registered Shares	1,030,800	15,201,353
Thai Oil PCL — NVDR	3,146,100	9,659,910

		75,425,997
Turkey — 0.0%
KOC Holding AS	34,080	152,606
Tupras Turkiye Petrol Rafinerileri AS	4,389	158,134
Turkiye Garanti Bankasi AS	97,908	269,746
Turkiye Halk Bankasi	54,393	158,897

		739,383
United Arab Emirates — 0.3%
NMC Health PLC	3,391,795	130,329,723

United Kingdom — 3.5%
Aon PLC	3,611	517,926

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
United Kingdom (continued)
Associated British Foods PLC	8,818	$390,278
Aviva PLC	26,249	176,090
BAE Systems PLC	7,003,537	55,169,215
Barclays PLC	191,014	471,367
Berkeley Group Holdings PLC	1,048,579	52,099,792
BP PLC	5,065,139	34,355,103
BP PLC — ADR	3,142,282	127,796,609
Centrica PLC	167,064	376,757
Compass Group PLC	1,681	36,905
Diageo PLC	4,186	142,947
GlaxoSmithKline PLC	9,021,784	161,916,943
GW Pharmaceuticals PLC, ADR(a)(b)	230,877	24,923,172
HSBC Holdings PLC	20,592,007	201,083,378
Imperial Brands PLC	16,435	670,080
Legal & General Group PLC	162,741	577,010
Liberty Global PLC, Class A(a)	583,704	18,007,268
Liberty Global PLC, Class C(a)	6,007	179,549
Lloyds Banking Group PLC	1,385,443	1,255,808
Meggitt PLC	6,891,463	47,441,010
National Grid PLC	349,780	4,210,470
Prudential PLC	4,975	122,113
Reckitt Benckiser Group PLC	2,931	262,227
Rio Tinto PLC	9,637	455,451
Royal Dutch Shell PLC — ADR, Class A	2,709,691	170,791,824
Royal Dutch Shell PLC, Class A	6,588	207,389
Royal Dutch Shell PLC, Class B	40,419	1,301,381
Royal Dutch Shell PLC, A Shares	3,613,458	113,779,660
Smiths Group PLC	2,824,922	58,944,493
Spire Healthcare Group PLC(c)	4,430,188	17,480,040
SSE PLC	27,964	513,584
TechnipFMC PLC(a)	16,657	456,235
Vodafone Group PLC	70,833,226	202,606,995
Vodafone Group PLC — ADR	1,905,638	55,225,389

		1,353,944,458
United States — 29.2%
3M Co.	24,632	5,670,040
AbbVie, Inc.	75,550	6,818,387
Acadia Healthcare Co., Inc.(a)(b)	1,717,744	53,868,452
Accenture PLC, Class A	48,785	6,945,033
Activision Blizzard, Inc.	937,875	61,421,434
Adobe Systems, Inc.(a)	53,238	9,325,168
Aetna, Inc.(u)	1,254,810	213,355,344
Agilent Technologies, Inc.	5,413	368,246
Air Products & Chemicals, Inc.	1,438,615	229,358,389
Alliance Data Systems Corp.	14,949	3,344,540
Allstate Corp.	994,084	93,304,724
Alphabet, Inc., Class A(a)	2,475	2,556,774
Alphabet, Inc., Class C(a)	391,376	397,888,497
Altria Group, Inc.	6,664	427,962
Amazon.com, Inc.(a)(u)	342,454	378,507,557
Amdocs Ltd.	105,745	6,883,999
American Express Co.	3,775	360,588
American International Group, Inc.	44,812	2,895,303
American Tower Corp.	58,801	8,447,980
Ameriprise Financial, Inc.	31,573	4,942,437
Amgen, Inc.	52,365	9,175,395
Anadarko Petroleum Corp.	2,956,993	145,986,744
Anthem, Inc.	534,445	111,811,238
Apple, Inc.(u)	2,563,227	433,287,892
Applied Materials, Inc.	17,135	966,928
Archer-Daniels-Midland Co.	9,616	393,006
AT&T, Inc.	23,504	790,910
Automatic Data Processing, Inc.	1,477	171,716
Axalta Coating Systems Ltd.(a)	3,820,868	127,043,861

Security	Shares	Value
United States (continued)
Axis Capital Holdings Ltd.	78,819	$4,286,965
Bank of America Corp.	13,785,338	377,580,408
Bank of New York Mellon Corp.	72,156	3,712,426
Baxter International, Inc.	301,832	19,459,109
Berkshire Hathaway, Inc., Class B(a)	861,036	160,962,070
Biogen, Inc.(a)	57,710	17,985,899
Boeing Co.	35,741	9,220,463
Bristol-Myers Squibb Co.	2,068	127,513
CA, Inc.	28,387	919,171
Campbell Soup Co.	1,280	60,634
Capital One Financial Corp.	55,506	5,116,543
Cardinal Health, Inc.	38,357	2,374,298
Carnival Corp.	15,921	1,056,995
Caterpillar, Inc.	4,828	655,642
Celgene Corp.(a)	6,894	696,087
CenterPoint Energy, Inc.	79,989	2,366,075
Charles Schwab Corp.	1,712,446	76,786,079
Charter Communications, Inc., Class A(a)	305,928	102,231,960
Chevron Corp.	28,521	3,305,299
Chubb Ltd.	889,359	134,133,124
Cisco Systems, Inc.	1,461	49,893
Citigroup, Inc.	3,031,444	222,811,134
Cloudera, Inc.(a)(b)	3,713,367	56,183,243
Coca-Cola Co.	12,119	557,232
Colgate-Palmolive Co.	182,249	12,839,442
Comcast Corp., Class A	7,373,784	265,677,437
CommScope Holding Co., Inc.(a)(b)	3,324,329	106,843,934
Conagra Brands, Inc.	40,244	1,374,735
ConocoPhillips	2,068	105,778
Constellation Brands, Inc., Class A	33,733	7,390,563
Corning, Inc.	16,282	509,789
Costco Wholesale Corp.	2,174	350,188
Crown Holdings, Inc.(a)	76,686	4,614,197
Cummins, Inc.	17,794	3,147,403
CVS Health Corp.	1,458,720	99,966,082
Deere & Co.	1,247	165,701
Dell Technologies, Inc., Class V(a)	3,036	251,290
Delta Air Lines, Inc.	65,417	3,272,812
Devon Energy Corp.	1,510	55,719
Discover Financial Services	68,086	4,529,762
DISH Network Corp., Class A(a)(b)	811,671	39,398,510
Dominion Energy, Inc.	205,151	16,645,952
DowDuPont, Inc.	4,357,683	315,104,058
Eaton Corp. PLC	12,513	1,001,290
eBay, Inc.(a)	32,307	1,216,035
Edgewell Personal Care Co.(a)	1,837,316	119,296,928
Electronic Arts, Inc.(a)	577,194	69,032,402
EQT Corp.(b)	915,070	57,228,478
Equity Residential	10,734	721,969
Expedia, Inc.	203,691	25,392,120
Express Scripts Holding Co.(a)	31,513	1,931,432
Exxon Mobil Corp.	32,637	2,720,294
Facebook, Inc., Class A(a)	1,444,103	260,025,186
Fifth Third Bancorp	99,034	2,862,083
FirstEnergy Corp.	3,828	126,133
FleetCor Technologies, Inc.(a)	243,822	40,296,462
Ford Motor Co.	41,263	506,297
Fortune Brands Home & Security, Inc.	1,294,697	85,527,684
Franklin Resources, Inc.	6,060	255,308
General Dynamics Corp.	30,028	6,095,083
General Electric Co.	8,822,159	177,854,725
Gilead Sciences, Inc.	2,325,767	174,339,494
Global Payments, Inc.	620,580	64,509,291
Goldman Sachs Group, Inc.	443,260	107,481,685
Goodyear Tire & Rubber Co.	70,771	2,164,885

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
Halliburton Co.	14,128	$603,831
Hartford Financial Services Group, Inc.	215,407	11,858,155
HCA Healthcare, Inc.(a)	2,176,813	164,675,903
HCP, Inc.	30,891	798,223
Helmerich & Payne, Inc.	58,766	3,191,581
Hewlett Packard Enterprise Co.	19,867	276,549
Home Depot, Inc.	531,522	88,115,717
Honeywell International, Inc.	1,910	275,346
HP, Inc.	65,620	1,414,111
Humana, Inc.	694	177,213
Illinois Tool Works, Inc.	34,534	5,405,262
Illumina, Inc.(a)	919	188,570
Ingersoll-Rand PLC	4,169	369,373
Intel Corp.	176,071	8,009,470
International Business Machines Corp.	137,989	21,258,585
International Paper Co.	106,276	6,086,426
Intuit, Inc.	53,318	8,052,084
Jawbone Health Hub, Inc., (Acquired 1/24/17, Cost $0)(a)(e)(f)	1,518,232	2,070,261
Johnson & Johnson	123,682	17,242,508
JPMorgan Chase & Co.	1,681,156	169,141,105
Kansas City Southern	1,324,894	138,080,453
Kimberly-Clark Corp.	5,663	637,144
Kinder Morgan, Inc.	18,054	326,958
KLA-Tencor Corp.	54,749	5,961,619
Kroger Co.	6,138	127,057
Lam Research Corp.	889	185,419
Las Vegas Sands Corp.	24,127	1,529,169
Lear Corp.	31,181	5,475,072
Liberty Broadband Corp., Class A(a)	248,373	21,412,236
Liberty Broadband Corp., Class C(a)	606,683	52,957,359
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	890,637	37,148,469
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	1,492,392	62,158,127
Lookout, Inc., (Acquired 3/04/15, cost $2,096,082)(a)(e)(f)	183,495	187,165
Lowe’s Cos., Inc.	2,480,081	198,282,476
LyondellBasell Industries NV, Class A	6,356	658,037
ManpowerGroup, Inc.	28,617	3,527,904
Marathon Oil Corp.	6,326,969	89,969,499
Marathon Petroleum Corp.	3,460,105	206,706,673
Marsh & McLennan Cos., Inc.	977,431	79,103,491
Masco Corp.	2,150,540	85,634,503
Mastercard, Inc., Class A	539,205	80,217,528
McDonald’s Corp.	58,689	9,795,781
McKesson Corp.	31,159	4,296,203
Merck & Co., Inc.	11,419	629,073
MetLife, Inc.	1,932,062	103,519,882
Michael Kors Holdings Ltd.(a)	2,373,870	115,868,595
Micron Technology, Inc.(a)	20,451	906,184
Microsoft Corp.	8,260,345	687,095,497
Mohawk Industries, Inc.(a)	376,261	98,490,079
Mondelez International, Inc., Class A	343,758	14,241,894
Monsanto Co.	11,527	1,395,920
Moody’s Corp.	7,169	1,020,937
Morgan Stanley	4,537,728	226,886,400
Motorola Solutions, Inc.	2,331	211,049
NextEra Energy Partners LP	1,331,767	52,391,714
NextEra Energy, Inc.	1,254,560	194,544,619
Norfolk Southern Corp.	2,199	288,993
Northern Trust Corp.	5,022	469,657
Northrop Grumman Corp.	24,957	7,375,542
O’Reilly Automotive, Inc.(a)	683,816	144,250,985
ONEOK, Inc.	5,533	300,276
Ocean Rig UDW, Inc.(a)	667,003	17,862,340
Oracle Corp.	36,339	1,849,655

Security	Shares	Value
United States (continued)
PACCAR, Inc.	3,512	$251,916
Packaging Corp. of America	63,753	7,412,561
PepsiCo, Inc.	147,820	16,294,199
Perrigo Co. PLC	1,100,782	89,152,334
Pfizer, Inc.	7,155,386	250,867,833
PG&E Corp.	3,315	191,508
Philip Morris International, Inc.	16,401	1,716,201
Phillips 66	58,014	5,283,915
Pioneer Natural Resources Co.	575,140	86,081,204
Praxair, Inc.	2,437	356,094
Priceline Group, Inc.(a)	14,442	27,612,526
Procter & Gamble Co.	18,612	1,606,960
Prudential Financial, Inc.	55,120	6,088,555
Pure Storage, Inc., Class A(a)	4,305,334	70,736,638
PVH Corp.	23,641	2,997,915
QUALCOMM, Inc.	5,176,254	264,040,717
Ralph Lauren Corp.	597,307	53,417,165
Raytheon Co.	29,684	5,349,057
Reinsurance Group of America, Inc.	45,652	6,819,496
Republic Services, Inc.	11,658	758,586
Rockwell Automation, Inc.	26,475	5,316,709
Royal Caribbean Cruises Ltd.	29,269	3,622,624
S&P Global, Inc.	2,462	385,229
Sabre Corp.	342,832	6,705,794
Schlumberger Ltd.	876,588	56,101,632
Sempra Energy	657,390	77,243,325
Snap, Inc., Class A(a)(b)	2,879,170	44,166,468
St. Joe Co.(a)(v)	4,900,721	87,232,834
Starbucks Corp.	5,154	282,645
State Street Corp.	15,351	1,412,292
Stryker Corp.	20,837	3,227,026
SunTrust Banks, Inc.	969,032	58,345,417
Symantec Corp.	2,954	96,005
Target Corp.	1,197,614	70,707,131
Tenet Healthcare Corp.(a)(b)	2,941,993	42,011,660
TESARO, Inc.(a)(b)	302,946	35,072,058
Texas Instruments, Inc.	12,441	1,202,920
Thermo Fisher Scientific, Inc.	70,125	13,592,329
Travelers Cos., Inc.	113,388	15,018,241
TripAdvisor, Inc.(a)(b)	1,456,250	54,609,375
Tyson Foods, Inc., Class A	49,913	3,639,157
Union Pacific Corp.	6,183	715,930
United Continental Holdings, Inc.(a)	2,609,685	152,614,379
United Rentals, Inc.(a)	42,781	6,052,656
United Technologies Corp.	9,353	1,120,115
UnitedHealth Group, Inc.	93,587	19,673,859
Unum Group	836,905	43,552,536
Valero Energy Corp.	127,987	10,096,894
VeriFone Systems, Inc.(a)(b)	1,640,162	31,294,291
VeriSign, Inc.(a)(b)	64,047	6,886,333
Verizon Communications, Inc.	3,633,215	173,922,002
Visa, Inc., Class A	673,091	74,026,548
Vistra Energy Corp.	1,011,006	19,653,957
VMware, Inc., Class A(a)(b)	569,088	68,114,143
WABCO Holdings, Inc.(a)	33,026	4,873,647
Wal-Mart Stores, Inc.	3,873	338,152
Walgreens Boots Alliance, Inc.	14,542	963,698
Waste Management, Inc.	12,934	1,062,787
Wells Fargo & Co.	6,685	375,296
Western Digital Corp.	36,687	3,275,048
WestRock Co.	1,068,917	65,556,680
Weyerhaeuser Co.	14,589	523,891
Williams Cos., Inc.	5,522,059	157,378,681
Williams-Sonoma, Inc.	1,112,731	57,416,920
Wyndham Worldwide Corp.	65,407	6,988,738

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value
United States (continued)
Wynn Resorts Ltd.		37,510	$5,532,350
Yum China Holdings, Inc.(a)		5,842	235,725
Zimmer Biomet Holdings, Inc.		1,206,874	146,780,016

			11,401,024,851

Total Common Stocks — 56.6%			22,029,410,175

Corporate Bonds

Australia — 0.2%
Quintis Ltd., 8.75%, 8/01/23(c)(g)	USD	120,610	84,427,000

Brazil — 0.0%
Odebrecht Finance Ltd., 4.38%, 4/25/25(c)		21,269	8,082,220

Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18(a)(c)(g)		34,787	869,680

China — 0.0%
China Milk Products Group Ltd., 0.00%, 1/05/12(a)(e)(g)(h)(i)		39,500	197,500

France — 0.1%
Danone SA, 2.59%, 11/02/23(c)		29,684	29,159,222

Germany — 0.2%
Bayer Capital Corp. BV, 5.63%, 11/22/19(c)(i)	EUR	59,300	82,458,968
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23(c)	USD	12,406	12,746,754

			95,205,722
India — 0.0%
REI Agro Ltd., 5.50%, 11/13/17(a)(e)(g)(i)		54,787	5

Italy — 0.1%
Telecom Italia SpA, 5.30%, 5/30/24(c)		26,823	28,901,783

Luxembourg — 0.1%
Actavis Funding SCS, 3.45%, 3/15/22		27,962	28,712,888
Intelsat Jackson Holdings SA:
7.50%, 4/01/21		24,262	22,988,245
8.00%, 2/15/24 (c)		8,522	9,033,320

			60,734,453
Mexico — 0.3%
Petroleos Mexicanos:
(3 mo. LIBOR US + 3.65%), 4.97%, 3/11/22(c)(j)		32,239	35,140,510
4.63%, 9/21/23		70,540	72,127,150
Trust F/1401, 5.25%, 12/15/24(c)		12,400	13,237,000

			120,504,660
Netherlands — 0.3%
Bio City Development Co. BV, 8.00%, 7/06/18(a)(c)(e)(g)(v)		140,850	36,860,445
Cooperatieve Rabobank UA, 3.95%, 11/09/22		8,259	8,711,674
Petrobras Global Finance BV:
6.13%, 1/17/22		26,895	29,073,495
7.38%, 1/17/27		31,333	34,795,297

			109,440,911
Singapore — 0.1%
CapitaLand Ltd., 1.95%, 10/17/23(c)	SGD	35,000	26,755,190

Switzerland — 0.1%
UBS Group Funding Switzerland AG, 4.13%, 9/24/25(c)	USD	20,186	21,289,983

United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17(a)(c)(g)(i)	USD	86,375	68,581,956

Security		Shares	Value
United States — 2.0%
Activision Blizzard, Inc., 2.30%, 9/15/21		7,649	$7,546,389
AliphCom(a)(e)(f)(g)(i):
(Acquired 11/11/15, cost $11,493,000), 15.00%, 4/28/20		11,493	99,989
(Acquired 4/27/15 — 7/21/15, cost $204,855,000), 15.00%, 4/28/20		204,855	1,782,239
Ally Financial, Inc., 3.50%, 1/27/19		17,849	18,066,758
Apple, Inc.:
3.35%, 2/09/27		49,337	50,625,462
3.20%, 5/11/27		47,407	48,117,363
AT&T, Inc.:
3.00%, 6/30/22		58,958	59,670,864
2.85%, 2/14/23		43,328	43,034,250
3.40%, 8/14/24		70,382	70,325,050
Bank of America Corp.:
3.30%, 1/11/23		32,504	33,296,683
4.00%, 1/22/25		15,102	15,640,896
Becton Dickinson & Co.:
3.13%, 11/08/21		29,124	29,765,087
2.89%, 6/06/22		24,015	24,068,710
3.36%, 6/06/24		12,584	12,688,708
Citigroup, Inc.:
2.70%, 3/30/21		29,067	29,321,513
2.90%, 12/08/21		13,366	13,509,090
eBay, Inc., 3.80%, 3/09/22		14,531	15,210,059
Edgewell Personal Care Co.:
4.70%, 5/19/21		15,982	16,861,010
4.70%, 5/24/22		14,893	15,823,812
Forest Laboratories LLC, 5.00%, 12/15/21(c)		14,215	15,430,958
General Motors Financial Co., Inc., 3.45%, 4/10/22		12,099	12,369,247
Hughes Satellite Systems Corp., 7.63%, 6/15/21		4,968	5,551,740
JPMorgan Chase & Co.:
4.35%, 8/15/21		12,267	13,110,591
(3 mo. LIBOR US + 1.00%), 2.36%, 1/15/23(j)		32,732	33,092,548
Santander Holdings USA, Inc., 3.70%, 3/28/22(c)		8,170	8,359,426
Sherwin-Williams Co., 2.75%, 6/01/22		10,469	10,533,508
Synchrony Financial, 3.75%, 8/15/21		8,436	8,726,320
Verizon Communications, Inc.:
3.13%, 3/16/22		141,123	144,199,177
2.63%, 8/15/26		13,931	13,140,282

			769,967,729

Total Corporate Bonds — 3.7%			1,424,118,014

Floating Rate Loan Interests(k)

United States — 0.5%
Fieldwood Energy LLC:
1st Lien Last Out Term Loan, (3 mo. LIBOR + 7.12%), 8.45%, 9/30/20		15,642	11,053,922
1st Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.33%, 8/31/20		11,587	10,457,146
2nd Lien Term Loan, (3 mo. LIBOR + 7.12%), 8.45%, 9/30/20		26,326	9,411,687
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 2.00%), 3.24%, 10/25/23		54,710	55,052,171
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.49%, 10/25/20		11,961	9,376,954
Seadrill Partners Finco LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.33%, 2/21/21		54,131	41,061,973
Sheridan Investment Partners II LP:
Term Loan A, (3 mo. LIBOR + 3.50%), 4.82%, 12/16/20	USD	61,204	51,411,114

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value
United States (continued)
Term Loan B, (3 mo. LIBOR + 3.50%), 4.82%, 12/16/20		3,175	$2,667,134
Term Loan M, (3 mo. LIBOR + 3.50%), 4.82%, 12/16/20		8,514	7,151,667

Total Floating Rate Loan Interests — 0.5%			197,643,768

Foreign Agency Obligations

Argentina — 0.7%
Argentine Republic Government International Bond:
6.88%, 4/22/21		36,038	39,281,420
5.63%, 1/26/22		73,052	76,704,600
7.50%, 4/22/26		67,784	76,595,920
6.88%, 1/26/27		47,049	51,283,410
Republic of Argentina, 3.88%, 1/15/22	EUR	19,363	23,312,828

			267,178,178
Australia — 2.0%
Australia Government Bond:
5.75%, 5/15/21	AUD	176,906	152,481,422
2.75%, 4/21/24		473,682	369,845,455
3.00%, 3/21/47		118,878	83,476,777
Series 133, 5.50%, 4/21/23		197,811	176,252,860

			782,056,514
Brazil — 1.7%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	111	109,462,983
Series F, 10.00%, 1/01/23		658	204,770,876
Series F, 10.00%, 1/01/27		476	146,614,360
Brazilian Government International Bond:
4.63%, 1/13/28	USD	100,574	99,869,982
5.00%, 1/27/45		73,010	67,562,236
5.63%, 2/21/47		27,704	28,230,376

			656,510,813
Canada — 1.0%
Canadian Government Bond:
0.50%, 8/01/18	CAD	380,119	293,093,228
0.75%, 3/01/21		94,879	71,762,678

			364,855,906
Germany — 0.5%
Bundesrepublik Deutschland, 0.00%, 8/15/26	EUR	168,606	192,929,548

Hungary — 0.2%
Hungary Government International Bond, 6.38%, 3/29/21	USD	81,410	91,077,438

Indonesia — 0.1%
Indonesia Government International Bond:
4.88%, 5/05/21		9,336	10,036,667
3.70%, 1/08/22(c)		13,396	13,904,231

			23,940,898
Italy — 0.2%
Italy Buoni Poliennali Del Tesoro, 1.85%, 5/15/24	EUR	49,555	60,304,154

Japan — 1.1%
Japan Government Bond:
0.10%, 3/15/18	JPY	26,525,200	233,497,810
0.10%, 10/15/18		24,956,150	220,028,062

			453,525,872
Mexico — 0.7%
Mexican Bonos:
8.50%, 12/13/18	MXN	27,236	144,116,873
6.50%, 6/09/22		26,610	135,766,874

			279,883,747

Security		Shares	Value
New Zealand — 0.4%
New Zealand Government Bond, 6.00%, 5/15/21	NZD	215,038	$166,245,530

Poland — 1.2%
Poland Government Bond:
3.25%, 7/25/25	PLN	354,526	97,349,891
2.50%, 7/25/26		356,739	91,577,335
2.50%, 7/25/27		1,160,308	294,256,876
Poland Government International Bond, 5.00%, 3/23/22	USD	13,059	14,358,371

			497,542,473
Saudi Arabia — 0.1%
Saudi Arabia Government Bond, 2.38%, 10/26/21(c)		28,234	27,755,151

South Korea — 0.1%
Export-Import Bank of Korea:
2.88%, 9/17/18		12,426	12,489,584
2.63%, 12/30/20		25,337	25,301,123

			37,790,707

Total Foreign Agency Obligations — 10.0%			3,901,596,929

Investment Companies(l)

United States — 3.5%
ETFS Gold Trust(a)		1,201,717	149,012,908
ETFS Palladium Trust(a)		348,916	32,731,810
ETFS Platinum Trust(a)		294,567	25,836,472
iShares Gold Trust(a)(v)		20,256,855	247,336,199
SPDR Gold Shares(a)		7,407,780	893,896,813

Total Investment Companies — 3.5%			1,348,814,202

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 0.1%
Logistics UK PLC, Series 2015 1-A, Class F, (3 mo. LIBOR GBP + 3.60%), 3.88%, 8/20/25(c)(j)	GBP	30,423	40,458,836

Preferred Securities

Capital Trusts
Netherlands — 0.0%
ING Groep NV, 6.00%(m)(n)	USD	14,653	15,382,719

United Kingdom — 0.4%
HSBC Holdings PLC, 6.38%(m)(n)		53,998	58,655,328
Lloyds Bank PLC, 13.00%(m)(n)		29,991	74,645,555

			133,300,883
United States — 0.6%
American Express Co., Series C, 4.90%(m)(n)		18,721	19,212,426
Citigroup, Inc., Series O, 5.88%(m)(n)		34,796	36,427,932
General Electric Co.(m)(n): 6.38%		17,475	17,497,718
Series D, 5.00%		29,629	30,925,269
Goldman Sachs Group, Inc., Series M, 5.38%(m)(n)		30,081	31,209,037
Morgan Stanley, Series H, 5.45%(m)(n)		21,230	22,015,510
NBCUniversal Enterprise, Inc., 5.25%(c)(n)	USD	22,612	24,138,310
Prudential Financial, Inc.:
5.88%, 9/15/42(m)		16,174	17,872,270
5.63%, 6/15/43(m)		11,171	12,137,292
USB Capital IX, 3.50%(m)(n)		7,788	6,993,546

			218,429,310

Total Capital Trusts — 1.0%			367,112,912

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value
Preferred Stocks

Brazil — 0.0%
Itau Unibanco Holding SA, Preference Shares		29,989	$385,485
Petroleo Brasileiro SA, Preference Shares(a)		10,997	56,375
Vale SA, Preference Shares		25,774	234,317

			676,177
South Korea — 0.0%
Samsung Electronics Co. Ltd., Preference Shares		525	1,051,493

United States — 2.2%
Anthem, Inc., 5.25%(i)		1,515,402	80,740,618
Crown Castle International Corp., Series A, 6.88%(i)		49,059	53,857,951
Dominion Resources, Inc., Series A, 6.75%(i)		1,196,315	62,603,164
Domo, Inc., Series D-2, (Acquired 4/01/15, cost $89,772,577), 0.00%(a)(e)(f)		10,647,157	94,546,763
DropBox, Inc., Series C (Acquired 1/28/14, cost $150,070,985), 0.00%(a)(e)(f)		7,856,626	104,493,126
Grand Rounds, Inc., Series C, (Acquired 3/31/15, cost $27,587,149), 0.00%(a)(e)(f)		9,935,944	30,503,348
Lookout, Inc., Series F (Acquired 9/19/14, cost $53,322,391), 0.00%(a)(e)(f)		4,667,944	49,900,321
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $58,747,474), 0.00%(a)(e)(f)		9,583,601	54,339,018
Uber Technologies, Inc., Series D (Acquired 6/01014, cost $90,664,966), 0.00%(a)(e)(f)		5,844,432	267,674,986
Wells Fargo & Co., Series L, 7.50%(i)		11,678	15,298,180
Welltower, Inc., Series I, 6.50%(i)(n)		561,548	34,439,739

			848,397,214

Total Preferred Stocks — 2.2%			850,124,884

Trust Preferreds

Diversified Financial Services — 0.5%
Citigroup Capital XIII, 7.68%, 10/30/40(k)		1,319,420	35,316,146
GMAC Capital Trust I, Series 2, 7.10%, 2/15/40(p)		1,506,882	39,028,035
Mandatory Exchangeable Trust, 5.75%(c)(i)(n)		592,921	124,270,312

Total Trust Preferreds — 0.5%			198,614,493

Total Preferred Securities — 3.7%			1,415,852,289

U.S. Treasury Obligations
U.S. Treasury Inflation Protected Security, 0.13%, 4/15/22	USD	687,956	686,880,617
U.S. Treasury Notes:
1.13%, 7/31/21(p)		81,315	79,161,909
1.88%, 9/30/22		881,123	875,374,749
2.00%, 10/31/22		1,255,713	1,254,977,227
2.13%, 9/30/24(p)(r)		1,942,757	1,930,463,299
2.25%, 8/15/27		1,145,561	1,132,942,232

Total U.S. Treasury Obligations — 15.3%			5,959,800,033

Warrants — 0.0%

Australia — 0.0%
Quintis Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)(c)		21,267,512	213

Total Long-Term Investments — 93.4% (Cost — $30,792,355,726)			36,317,694,459

Security		Shares	Value
Short-Term Securities

Time Deposits
Canada — 0.0%
Brown Brothers Harriman & Co., 0.15%, 11/01/17	CAD	19	$14,659

Hong Kong — 0.0%
BNP Paribas S.A., 0.01%, 11/01/17	HKD	1,920	246,154

Japan — 0.0%
Sumitomo Bank, (0.24)%, 11/01/17	JPY	7,266	63,900

United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.50%, 11/01/17	GBP	14	18,632

Total Time Deposits — 0.0%			343,345

U.S. Treasury Obligations
U.S. Treasury Bills(q):
1.01%, 11/02/17	USD	65,000	64,998,253
0.92% - 1.05%, 11/09/17		979,281	979,071,817
0.97% - 1.00%, 11/16/17		257,430	257,325,151
0.96% - 0.98%, 11/24/17		402,000	401,751,512
0.98% - 1.00%, 11/30/17		129,000	128,896,852
0.95% - 0.96%, 12/07/17		135,000	134,867,531
0.93%, 12/14/17		125,000	124,855,546
U.S. Treasury Notes, 0.75%, 12/31/17(l)		120,000	119,915,449

Total U.S. Treasury Obligations — 5.7%			2,211,682,111

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(s)(v)		98,212,840	98,212,840
SL Liquidity Series, LLC, Money Market Series, 1.32%(s)(t)(v)		307,218,218	307,248,940

Total Money Markey Funds — 1.0%			405,461,780

Total Short-Term Securities — 6.7% (Cost — $2,617,538,554)			2,617,487,236

Options Purchased — 0.3% (Cost — $132,295,218)			123,731,279

Total Investments Before Options Written — 100.4% (Cost — $33,542,189,498)			39,058,912,974

Options Written — (0.2)% (Premiums Received — $90,757,580)			(65,499,354)

Total Investments, Net of Options Written — 100.2% (Cost — $33,451,431,918)			38,993,413,620
Liabilities in Excess of Other Assets — (0.2)%			(69,323,572)

Net Assets — 100.0%			$38,924,090,048

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $605,597,216 and an original cost of $688,609,624, which was 1.6% of its net assets.
(g)	Issuer filed for bankruptcy and/or is in default.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

(h)	Zero-coupon bond.
(i)	Convertible security.
(j)	Floating rate security. Rate shown is the rate in effect as of period end.
(k)	Variable rate security. Rate shown is the rate in effect as of period end.
(l)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(m)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(n)	Perpetual security with no stated maturity date.
(o)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(p)	All or a portion of the security has been pledged in connection with outstanding futures contracts.
(q)	Rates are discount rates or a range of discount rates paid at the time of purchase.
(r)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(s)	Annualized 7-day yield as of period end.
(t)	Security was purchased with the cash collateral from loaned securities.
(u)	All or a portion of security has been pledged as collateral in connection with short sales.

(v)	During the year ended October 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares/Par Held at 10/31/16	Shares/Par Purchased		Shares/Par Sold		Shares/Par Held at 10/31/17	Value at 10/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,025,760	89,187,080	(b)	—		98,212,840	$98,212,840	$60,871		$62	$—
SL Liquidity Series, LLC, Money Market Series	334,360,632	—		(27,142,414	)(c)	307,218,218	307,248,940	5,811,215	(d)	25,928	338
Bio City Development Co. BV	$140,850,000	—		—		$140,850,000	36,860,445	—		—	(13,577,940)
Ei Towers SpA	1,450,608	—		(286,744)		1,163,864	68,057,465	6,951,105		(259,431)	15,552,096
Invitae Corp.	1,735,647	—		(1,735,647)		—	—	—		(4,018,085)	7,497,995
Platinum Group Metals Ltd.	8,067,432	2,291,919		(1,731,719)		8,627,632	3,486,252	—		(9,490,708)	(3,099,848)
St. Joe Co.	6,735,420	—		(1,834,699)		4,900,721	87,232,834	—		(7,014,082)	8,740,937
iShares Gold Trust	11,663,809	12,133,104		(3,540,058)		20,256,855	247,336,200	—		(5,807,300)	4,938,614
iShares iBoxx USD High Yield Corporate Bond ETF	493,494	—		(493,494)		—	—	897,275		1,481,866	(1,161,978)

							$848,434,976	$13,720,466		$(25,081,750)	$18,890,214

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents net shares sold.
(d)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro Stoxx 50 Index	(884)	12/15/17	$37,873	$(1,746,868)
FTSE 100 Index	(122)	12/15/17	12,100	(185,509)
NASDAQ 100 E-Mini Index	(1,812)	12/15/17	226,491	(8,832,511)
S&P 500 E-Mini Index	(1,065)	12/15/17	136,996	(2,538,634)
Yen Denominated Nikkei 225 Index	(508)	12/15/17	49,614	(4,228,277)

Total				$(17,531,799)

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	25,694	BRL	84,000	Brown Brothers Harriman & Co.	11/03/17	$17
GBP	231,549,000	USD	299,750,600	JPMorgan Chase Bank N.A.	11/16/17	7,899,730
USD	137,172,042	EUR	115,675,000	Deutsche Bank AG	11/16/17	2,330,631
USD	90,657,425	NZD	125,043,000	UBS AG	12/07/17	5,144,750
USD	117,694,868	EUR	99,195,000	UBS AG	12/11/17	1,900,948
USD	35,370,548	AUD	44,644,000	Deutsche Bank AG	12/15/17	1,216,648
USD	142,937,799	EUR	120,317,000	BNP Paribas S.A.	12/15/17	2,449,097
USD	96,294,000	MXN	1,789,498,808	UBS AG	01/11/18	4,052,982
USD	77,098,000	MXN	1,472,109,212	Deutsche Bank AG	01/18/18	1,305,938
USD	226,472,930	AUD	289,243,000	Goldman Sachs International	01/25/18	5,266,739
USD	88,500,085	NZD	123,740,000	JPMorgan Chase Bank N.A.	02/22/18	3,976,820
USD	38,881,000	AUD	50,000,000	Citibank N.A.	04/06/18	657,605

						36,201,905

EUR	115,675,000	USD	139,556,682	Deutsche Bank AG	11/16/17	(4,715,271)
JPY	11,045,869,894	USD	97,917,000	Barclays Bank PLC	12/07/17	(626,334)
EUR	114,402,000	USD	137,230,919	UBS AG	12/14/17	(3,658,002)
EUR	218,626,890	USD	258,128,396	UBS AG	12/14/17	(2,865,101)
JPY	13,291,739,580	USD	118,545,000	Goldman Sachs International	12/14/17	(1,421,078)
EUR	81,419,000	PLN	348,872,273	Deutsche Bank AG	12/15/17	(788,839)
EUR	120,317,000	USD	143,728,883	BNP Paribas S.A.	12/15/17	(3,240,181)
EUR	120,357,000	USD	143,644,876	UBS AG	12/15/17	(3,109,467)
NOK	623,181,000	USD	78,088,943	Morgan Stanley International PLC	01/26/18	(1,622,837)

						(22,047,110)

	Net Unrealized Appreciation					$14,154,795

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Expiration Date	Exercise Rate	Received by the Fund		Paid by the Fund		Notional Amount (000)		Value
				Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 12/09/27	Bank of America N.A.	12/07/17	2.00%	2.00%	Semi-annual	3-Month LIBOR	Quarterly	USD	504,243	$157,051
5-Year Interest Rate Swap, 4/26/23	Goldman Sachs International	04/24/18	2.15	2.15	Semi-annual	3-Month LIBOR	Quarterly	USD	2,512,116	19,041,134

										19,198,185

Put
5-Year Interest Rate Swap, 4/06/23	Deutsche Bank AG	04/04/18	1.07	6-Month LIBOR	Semi-annual	1.07%	Semi-annual	JPY	12,739,074	1,749
30-Year Interest Rate Swap, 5/04/48	Goldman Sachs International	05/02/18	2.75	3-Month LIBOR	Quarterly	2.75	Semi-annual	USD	120,387	3,057,166

										3,058,915

										$22,257,100

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Euro STOXX 50 Index	Citibank N.A.	32,074	12/15/17	EUR	3,650.00	EUR	117,838	$2,693,756
EUR Currency	UBS AG	—	12/20/17	USD	1.22	EUR	251,305	229,502
Topix Index	Morgan Stanley International PLC	14,863,314	01/12/18	JPY	1,785.00	JPY	26,248,018	3,826,650
Aflac, Inc.	Goldman Sachs International	571,594	01/19/18	USD	85.00	USD	47,951	917,408
Franklin Resources, Inc.	Goldman Sachs International	972,073	01/19/18	USD	45.00	USD	40,953	388,829
MetLife, Inc.	Goldman Sachs International	677,225	01/19/18	USD	52.50	USD	36,286	1,726,924
S&P 500 Index	BNP Paribas S.A.	74,319	01/19/18	USD	2,610.00	USD	191,391	1,649,882
S&P 500 Index	Deutsche Bank AG	74,368	01/19/18	USD	2,615.00	USD	191,517	1,488,408
Synchrony Financial	Goldman Sachs International	1,076,685	01/19/18	USD	35.00	USD	35,121	834,431

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Travelers Cos., Inc.	Goldman Sachs International	387,703	01/19/18	USD	135.00	USD	51,351	$920,795
Wells Fargo & Co.	Goldman Sachs International	1,394,418	01/19/18	USD	55.00	USD	78,283	3,430,268
Topix Index	Citibank N.A.	8,926,626	02/09/18	JPY	1,785.00	JPY	15,764,064	3,016,925
SPDR Gold Trust ETF(a)	Morgan Stanley International PLC	1,258,820	02/16/18	USD	130.00	USD	151,902	847,941
Topix Index	Morgan Stanley International PLC	9,908,876	03/09/18	JPY	1,800.00	JPY	17,498,679	3,377,415
SPDR Gold Trust ETF(a)	Morgan Stanley International PLC	1,256,777	03/16/18	USD	127.00	USD	151,655	1,790,907
EUR Currency	UBS AG	—	03/27/18	USD	1.20	EUR	1,023,320	11,051,158
EUR Currency	Barclays Bank PLC	—	05/18/18	USD	1.19	EUR	507,587	9,917,843
Euro STOXX 50 Index	Deutsche Bank AG	15,600	09/21/18	EUR	3,426.55	EUR	57,314	5,391,529
BP PLC	UBS AG	3,155,984	01/18/19	USD	40.00	USD	128,354	8,820,975
Chevron Corp.	UBS AG	1,000,733	01/18/19	USD	125.00	USD	115,975	4,353,189
ConocoPhillips	UBS AG	1,663,706	01/18/19	USD	52.50	USD	85,099	7,944,196
Exxon Mobil Corp.	UBS AG	680,375	01/18/19	USD	95.00	USD	56,709	799,441
Occidental Petroleum Corp.	UBS AG	1,462,156	01/18/19	USD	75.00	USD	94,411	2,668,435
Royal Dutch Shell PLC	UBS AG	1,801,473	01/18/19	USD	60.00	USD	113,547	8,917,291
Schlumberger Ltd.	UBS AG	984,842	01/18/19	USD	90.00	USD	63,030	433,330
Suncor Energy, Inc.	UBS AG	2,124,878	01/18/19	USD	35.00	USD	72,161	5,896,536
TOTAL SA	UBS AG	2,170,035	01/18/19	USD	60.00	USD	120,914	3,526,307

								96,860,271

Put
USD Currency	BNP Paribas S.A.	—	01/12/18	JPY	111.75	USD	498,424	4,613,908

								$101,474,179

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
Euro STOXX 50 Index	Down-and-In	Deutsche Bank AG	15,600	09/21/18	EUR	2,586.07	EUR	2,165.83	EUR	57,314	$(399,061)

OTC Interest Rate Swaptions Written

Description	Counterparty	Expiration Date	Exercise Rate	Received by the Fund		Paid by the Fund		Notional Amount (000)		Value
				Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap, 4/26/23	Goldman Sachs International	04/24/18	1.90%	3-Month LIBOR	Quarterly	1.90%	Semi-annual	USD	2,512,116	$(8,391,522)
Put
10-Year Interest Rate Swap, 12/09/27	Bank of America N.A.	12/07/17	2.40	2.40	Semi-annual	3-Month LIBOR	Quarterly	USD	504,243	(2,490,479)
MC 5Yx5Y Interest Rate Swap, 3/27/28	Goldman Sachs International	03/22/18	2.81	2.81	Semi-annual	3-Month LIBOR	Quarterly	USD	654,234	(3,233,179)
5-Year Interest Rate Swap, 4/26/23	Goldman Sachs International	04/24/18	2.40	2.40%	Semi-annual	3-Month LIBOR	Quarterly	USD	2,512,116	(10,125,334)
5-Year Interest Rate Swap, 5/04/23	Goldman Sachs International	05/02/18	2.50	2.50	Semi-annual	3-Month LIBOR	Quarterly	USD	550,706	(1,690,618)

										$(17,539,610)

										$(25,931,132)

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Topix Index	Morgan Stanley International PLC	12,306,404	01/12/18	JPY	1,850.00	JPY	21,732,617	$(1,048,404)
USD Currency	BNP Paribas S.A.	—	01/12/18	JPY	115.00	USD	498,424	(3,987,389)
USD Currency	BNP Paribas S.A.	—	01/26/18	ZAR	15.25	USD	124,552	(2,122,113)
SPDR Gold Trust ETF(a)	Morgan Stanley International PLC	1,256,777	03/16/18	USD	140.00	USD	151,655	(370,749)
FleetCor Technologies, Inc.	Barclays Bank PLC	123,669	01/18/19	USD	180.00	USD	20,439	(1,978,704)
Pioneer Natural Resources Co.	UBS AG	263,135	01/18/19	USD	165.00	USD	39,383	(4,631,176)
United Continental Holdings, Inc.	Deutsche Bank AG	325,526	01/18/19	USD	75.00	USD	19,037	(1,269,551)

								(15,408,086)

Put
Topix Index	Morgan Stanley & Co. International PLC	12,306,404	01/12/18	JPY	1,550.00	JPY	21,732,617	(474,932)
USD Currency	BNP Paribas S.A.	—	01/12/18	JPY	108.00	USD	498,424	(1,418,514)
S&P 500 Index	BNP Paribas S.A.	74,319	01/19/18	USD	2,410.00	USD	191,391	(999,591)
S&P 500 Index	Deutsche Bank AG	74,368	01/19/18	USD	2,415.00	USD	191,517	(1,039,369)
Topix Index	Citibank N.A.	8,926,626	02/09/18	JPY	1,675.00	JPY	15,764,064	(1,655,064)
SPDR Gold Trust ETF(a)	Morgan Stanley International PLC	1,258,820	02/16/18	USD	115.00	USD	151,902	(872,375)
Topix Index	Morgan Stanley International PLC	9,908,876	03/09/18	JPY	1,650.00	JPY	17,498,679	(1,950,560)
SPDR Gold Trust ETF(a)	Morgan Stanley International PLC	754,067	03/16/18	USD	115.00	USD	90,993	(735,215)
BP PLC	UBS AG	3,155,984	01/18/19	USD	25.00	USD	128,354	(1,088,815)
Chevron Corp.	UBS AG	1,000,733	01/18/19	USD	80.00	USD	115,975	(1,491,092)
ConocoPhillips	UBS AG	1,663,706	01/18/19	USD	35.00	USD	85,099	(1,281,054)
Exxon Mobil Corp.	UBS AG	680,375	01/18/19	USD	60.00	USD	56,709	(619,141)
Occidental Petroleum Corp.	UBS AG	1,462,156	01/18/19	USD	45.00	USD	94,411	(1,579,129)
Royal Dutch Shell PLC	UBS AG	1,801,473	01/18/19	USD	40.00	USD	113,547	(675,552)
Schlumberger Ltd.	UBS AG	984,842	01/18/19	USD	60.00	USD	63,030	(4,653,378)
Suncor Energy, Inc.	UBS AG	2,124,878	01/18/19	USD	25.00	USD	72,161	(1,816,771)
TOTAL SA	UBS AG	2,170,035	01/18/19	USD	40.00	USD	120,914	(1,410,523)

								(23,761,075)

								$(39,169,161)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.29.VI	5.00%	Quarterly	12/20/22	USD	88,404	$(7,427,245)	$(6,469,334)	$(957,911)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR	Quarterly	2.40%	Semi-annual	3/07/18	(a)	03/07/23	USD	516,913	$6,174,267	$4,042	$6,170,225
0.42%	Annual	6-Month EURIBOR	Semi-annual	3/07/18	(a)	03/07/23	EUR	457,468	(3,618,544)	3,798	(3,622,342)
0.37	Annual	6-Month EURIBOR	Semi-annual	N/A		08/15/26	EUR	168,618	5,569,808	5,085	5,564,723

									$8,125,531	$12,925	$8,112,606

(a)	Forward swap.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Airbus SE	1.00%	Quarterly	Barclays Bank PLC	06/20/22	EUR	25,423	$(1,023,764)	$(879,204)	$(144,560)
Airbus SE	1.00	Quarterly	Barclays Bank PLC	06/20/22	EUR	12,668	(501,943)	(467,432)	(34,511)
Akzo Nobel NV	1.00	Quarterly	Barclays Bank PLC	06/20/22	EUR	25,423	(744,625)	(599,498)	(145,127)
BASF Schweiz AG	1.00	Quarterly	Barclays Bank PLC	06/20/22	EUR	25,423	(1,090,189)	(949,847)	(140,342)
BP Capital Markets PLC	1.00	Quarterly	Barclays Bank PLC	06/20/22	EUR	25,423	(851,801)	(600,151)	(251,650)
Barrick Gold Corp.	1.00	Quarterly	Barclays Bank PLC	06/20/22	USD	25,429	(518,127)	(311,809)	(206,318)
Bayer AG	1.00	Quarterly	Barclays Bank PLC	06/20/22	EUR	25,423	(1,000,097)	(851,027)	(149,070)
CSX Corp.	1.00	Quarterly	Barclays Bank PLC	06/20/22	USD	25,423	(806,787)	(821,879)	15,092
Caterpillar, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/22	USD	25,429	(907,251)	(723,173)	(184,078)
Caterpillar, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/22	USD	12,714	(453,625)	(378,964)	(74,661)
Cie de Saint-Gobain	1.00	Quarterly	Barclays Bank PLC	06/20/22	EUR	25,423	(925,885)	(739,585)	(186,300)
Deere & Co.	1.00	Quarterly	Barclays Bank PLC	06/20/22	USD	25,429	(924,110)	(851,265)	(72,845)
Dow Chemical Co.	1.00	Quarterly	Barclays Bank PLC	06/20/22	USD	25,429	(734,987)	(578,985)	(156,002)
General Electric Co.	1.00	Quarterly	Barclays Bank PLC	06/20/22	USD	25,429	(695,900)	(723,173)	27,273
International Paper Co.	1.00	Quarterly	Barclays Bank PLC	06/20/22	USD	25,423	(724,928)	(636,351)	(88,577)
Norfolk Southern Corp.	1.00	Quarterly	Barclays Bank PLC	06/20/22	USD	25,429	(865,332)	(862,966)	(2,366)
Shell International Finance BV	1.00	Quarterly	Barclays Bank PLC	06/20/22	EUR	25,423	(1,011,718)	(766,772)	(244,946)
Shell International Finance BV	1.00	Quarterly	Barclays Bank PLC	06/20/22	EUR	12,668	(496,817)	(417,398)	(79,419)
Sherwin-Williams Co.	1.00	Quarterly	Barclays Bank PLC	06/20/22	USD	12,714	(279,207)	(246,577)	(32,630)
Southwest Airlines Co.	1.00	Quarterly	Barclays Bank PLC	06/20/22	USD	25,429	(680,737)	(723,173)	42,436
Statoil ASA	1.00	Quarterly	Barclays Bank PLC	06/20/22	EUR	25,423	(1,194,035)	(964,011)	(230,024)
Volkswagen International Finance NV	1.00	Quarterly	Barclays Bank PLC	06/20/22	EUR	25,423	(635,556)	(516,473)	(119,083)

							$(17,067,421)	$(14,609,713)	$(2,457,708)

OTC Currency Swaps

Paid by the Fund		Received by the Fund		Notional Amount (000)				Counterparty	Termination Date (a)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Delivered		Received
0.10 JPY	Semi-annual	1.84%	Semi-annual	JPY	10,596,100	USD	94,118	Bank of America N.A.	03/15/18	$1,072,400	$—	$1,072,400
0.10 JPY	Semi-annual	1.96	Semi-annual	JPY	15,929,100	USD	140,468	Bank of America N.A.	03/15/18	676,222	—	676,222
0.10 JPY	Semi-annual	2.01	Semi-annual	JPY	24,956,150	USD	241,239	Bank of America N.A.	10/15/18	21,588,383	—	21,588,383

										$23,337,005	$—	$23,337,005

(a)	At termination date, the notional amount delivered will be exchanged for the notional amount received.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
SGX Nikkei Stock Average Dividend Point Index Future April 2017	JPY	2,587,893,300	BNP Paribas S.A.	04/02/18	JPY	2,587,893	$2,802,011	$—	$2,802,011
SGX Nikkei Stock Average Dividend Point Index Future April 2017	JPY	1,548,600,000	BNP Paribas S.A.	04/02/18	JPY	1,548,600	1,528,235	—	1,528,235
Euro Stoxx 50 Index Dividend Future December 2018	EUR	14,399,978	BNP Paribas S.A.	12/21/18	EUR	14,400	1,718,401	—	1,718,401
S&P 500 Index Annual Dividend Future December 2018	USD	30,632,937	BNP Paribas S.A.	12/21/18	USD	30,633	3,964,262	—	3,964,262
SGX Nikkei Stock Average Dividend Point Index Future April 2018	JPY	1,350,937,500	BNP Paribas S.A.	04/01/19	JPY	1,350,938	2,566,312	—	2,566,312
SGX Nikkei Stock Average Dividend Point Index Future April 2018	JPY	2,680,496,000	BNP Paribas S.A.	04/01/19	JPY	2,680,496	5,247,122	—	5,247,122
Euro Stoxx 50 Index Dividend Future December 2019	EUR	7,065,150	BNP Paribas S.A.	12/20/19	EUR	7,065	2,129,112	—	2,129,112
Euro Stoxx 50 Index Dividend Future December 2019	EUR	9,746,040	BNP Paribas S.A.	12/20/19	EUR	9,746	2,852,204	—	2,852,204

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

OTC Total Return Swaps (continued)

Reference Entity	Fixed Amount Paid (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Euro Stoxx 50 Index Dividend Future December 2019	EUR	13,729,500	BNP Paribas S.A.	12/20/19	EUR	13,730	$3,899,916	$—	$3,899,916
Euro Stoxx 50 Index Dividend Future December 2019	EUR	10,557,560	BNP Paribas S.A.	12/20/19	EUR	10,558	2,849,967	—	2,849,967
SGX Nikkei Stock Average Dividend Point Index Future April 2019	JPY	1,825,270,000	BNP Paribas S.A.	04/01/20	JPY	1,825,270	5,004,389	—	5,004,389
SGX Nikkei Stock Average Dividend Point Index Future April 2019	JPY	2,223,600,000	BNP Paribas S.A.	04/01/20	JPY	2,223,600	6,775,533	—	6,775,533
Euro Stoxx 50 Index Dividend Future December 2020	EUR	3,283,830	BNP Paribas S.A.	12/18/20	EUR	3,284	1,132,059	—	1,132,059
Euro Stoxx 50 Index Dividend Future December 2020	EUR	4,010,240	BNP Paribas S.A.	12/18/20	EUR	4,010	1,376,200	—	1,376,200
Euro Stoxx 50 Index Dividend Future December 2020	EUR	3,492,060	BNP Paribas S.A.	12/18/20	EUR	3,492	1,209,323	—	1,209,323
Euro Stoxx 50 Index Dividend Future December 2020	EUR	2,995,000	BNP Paribas S.A.	12/18/20	EUR	2,995	1,046,687	—	1,046,687
Euro Stoxx 50 Index Dividend Future December 2020	EUR	4,025,500	BNP Paribas S.A.	12/18/20	EUR	4,026	1,343,887	—	1,343,887
Euro Stoxx 50 Index Dividend Future December 2020	EUR	12,076,500	BNP Paribas S.A.	12/18/20	EUR	12,077	4,031,661	—	4,031,661
Euro Stoxx 50 Index Dividend Future December 2020	EUR	11,021,390	BNP Paribas S.A.	12/18/20	EUR	11,021	2,149,718	—	2,149,718
S&P 500 Index Annual Dividend Future December 2020	USD	12,569,450	Goldman Sachs International	12/18/20	USD	12,569	2,246,650	—	2,246,650
SGX Nikkei Stock Average Dividend Point Index Future April 2020	JPY	526,875,000	BNP Paribas S.A.	04/01/21	JPY	526,875	579,350	—	579,350
SGX Nikkei Stock Average Dividend Point Index Future April 2020	JPY	1,489,920,000	BNP Paribas S.A.	04/01/21	JPY	1,489,920	2,911,112	—	2,911,112
SGX Nikkei Stock Average Dividend Point Index Future April 2020	JPY	738,707,500	BNP Paribas S.A.	04/01/21	JPY	738,708	1,552,249	—	1,552,249
SGX Nikkei Stock Average Dividend Point Index Future April 2020	JPY	353,080,000	BNP Paribas S.A.	04/01/21	JPY	353,080	689,873	—	689,873
SGX Nikkei Stock Average Dividend Point Index Future April 2020	JPY	393,210,000	BNP Paribas S.A.	04/01/21	JPY	393,210	795,691	—	795,691
Euro Stoxx 50 Index Dividend Future December 2021	EUR	5,319,950	BNP Paribas S.A.	12/17/21	EUR	5,320	1,085,814	—	1,085,814
Euro Stoxx 50 Index Dividend Future December 2021	EUR	5,510,880	BNP Paribas S.A.	12/17/21	EUR	5,511	877,551	—	877,551
Euro Stoxx 50 Index Dividend Future December 2021	EUR	5,690,160	BNP Paribas S.A.	12/17/21	EUR	5,690	499,022	—	499,022
S&P 500 Index Annual Dividend Future December 2021	USD	15,887,988	BNP Paribas S.A.	12/17/21	USD	15,888	3,190,688	—	3,190,688
SGX Nikkei Stock Average Dividend Point Index Future April 2021	JPY	755,250,000	BNP Paribas S.A.	04/01/22	JPY	755,250	1,338,464	—	1,338,464
SGX Nikkei Stock Average Dividend Point Index Future April 2021	JPY	765,120,000	BNP Paribas S.A.	04/01/22	JPY	765,120	1,335,667	—	1,335,667
SGX Nikkei Stock Average Dividend Point Index Future April 2021	JPY	532,500,000	BNP Paribas S.A.	04/01/22	JPY	532,500	567,257	—	567,257
SGX Nikkei Stock Average Dividend Point Index Future April 2021	JPY	1,509,120,000	BNP Paribas S.A.	04/01/22	JPY	1,509,120	2,857,078	—	2,857,078
Euro Stoxx 50 Index Dividend Future December 2022	EUR	5,584,320	BNP Paribas S.A.	12/16/22	EUR	5,584	440,313	—	440,313
Euro Stoxx 50 Index Dividend Future December 2022	EUR	2,737,500	BNP Paribas S.A.	12/16/22	EUR	2,738	256,267	—	256,267
Euro Stoxx 50 Index Dividend Future December 2022	EUR	11,348,860	BNP Paribas S.A.	12/16/22	EUR	11,349	367,533	—	367,533
Euro Stoxx 50 Index Dividend Future December 2022	EUR	5,466,780	BNP Paribas S.A.	12/16/22	EUR	5,467	549,669	—	549,669
SGX Nikkei Stock Average Dividend Point Index Future April 2022	JPY	528,750,000	BNP Paribas S.A.	04/03/23	JPY	528,750	688,184	—	688,184
SGX Nikkei Stock Average Dividend Point Index Future April 2022	JPY	535,000,000	JPMorgan Chase Bank N.A.	04/03/23	JPY	535,000	633,218	—	633,218

							$77,088,649	$—	$77,088,649

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$12,925	$(6,469,334)	$11,734,948	$(4,580,253)
OTC Derivatives	$—	$(14,609,713)	$100,510,455	$(2,542,509)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$36,201,905	$—	$—	$36,201,905
Options purchased
Investments at value — unaffiliated(a)	—	—	75,661,768	25,812,411	22,257,100	—	123,731,279
Swaps — centrally cleared
Net unrealized appreciation(b)	—	—	—	—	11,734,948	—	11,734,948
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	84,801	77,088,649	—	23,337,005	—	100,510,455

	$—	$84,801	$152,750,417	$62,014,316	$57,329,053	$—	$272,178,587

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(b)	$—	$—	$17,531,799	$—	$—	$—	$17,531,799
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	22,047,110	—	—	22,047,110
Options written
Options written at value	—	—	32,040,206	7,528,016	25,931,132	—	65,499,354
Swaps — centrally cleared
Net unrealized depreciation(b)	—	957,911	—	—	3,622,342	—	4,580,253
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	17,152,222	—	—	—	—	17,152,222

	$—	$18,110,133	$49,572,005	$29,575,126	$29,553,474	$—	$126,810,738

(a)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
(b)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

For the year ended October 31, 2017, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(278,871,353)	$—	$—	$—	$(278,871,353)
Forward foreign currency exchange contracts	—	—	—	177,206,336	—	—	177,206,336
Options purchased(a)	—	—	117,878,370	14,014,310	(9,349,105)	—	122,543,575
Options written	—	—	48,077,714	73,039,131	(16,388,975)	—	104,727,870
Swaps	—	8,832,033	15,434,957	—	(27,433,265)	—	(3,166,275)

	$—	$8,832,033	$(97,480,312)	$264,259,777	$(53,171,345)	$—	$122,440,153

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(43,250,257)	$—	$—	$—	$(43,250,257)
Forward foreign currency exchange contracts	—	—	—	8,991,790	—	—	8,991,790
Options purchased(b)	—	—	(21,660,252)	(5,198,893)	(615,402)	—	(27,474,547)
Options written	—	—	6,631,170	(14,198,875)	1,744,940	—	(5,822,765)
Swaps	—	(1,508,083)	66,317,309	—	59,683,256	—	124,492,482

	$—	$(1,508,083)	$8,037,970	$(10,405,978)	$60,812,794	$—	$56,936,703

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$50,837,209
Average notional value of contracts — short	$994,384,172
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,066,484,841
Average amounts sold — in USD	$808,252,869
Options:
Average value of option contracts purchased	$249,424,815
Average value of option contracts written	$53,112,257
Average notional value of swaption contracts purchased	$4,244,530,460
Average notional value of swaption contracts written	$6,057,647,339
Credit default swaps:
Average notional value — buy protection	$338,928,358
Average notional value — sell protection	$38,513,835
Interest rate swaps:
Average notional value — pays fixed rate	$1,265,061,858
Average notional amount — receives fixed rate	$1,557,726,753
Currency swaps:
Average notional value — pays	$483,906,421
Total return swaps:
Average notional amounts	$392,769,385

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$—		$1,839,967
Swaps — Centrally cleared	—		512,033
Forward foreign currency exchange contracts	36,201,905		22,047,110
Options	123,731,279	(a)	65,499,354
Swaps — OTC(b)	100,510,455		17,152,222

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$260,443,639		$107,050,686
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—		(2,352,000)

Total derivative assets and liabilities subject to an MNA	$260,443,639		$104,698,686

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c),(d)
Bank of America N.A.	$23,494,056	$(2,490,479)	$—	$(19,905,000)	$1,098,577
Barclays Bank PLC	10,002,644	(10,002,644)	—	—	—
BNP Paribas S.A.	82,921,668	(11,767,788)	—	(71,153,880)	—
Brown Brothers Harriman & Co.	17	—	—	—	17
Citibank N.A.	6,368,286	(1,655,064)	—	(2,240,771)	2,472,451
Deutsche Bank AG	11,734,903	(8,212,091)	—	(2,837,000)	685,812
Goldman Sachs International	37,830,344	(24,861,731)	—	(9,350,000)	3,618,613
JPMorgan Chase Bank N.A.	12,509,768	—	—	(580,000)	11,929,768
Morgan Stanley International PLC(f)	9,842,913	(7,075,072)	—	(2,767,841)	—
UBS AG	65,739,040	(28,879,201)	(10,327,444)	(21,775,000)	4,757,395

	$260,443,639	$(94,944,070)	$(10,327,444)	$(130,609,492)	$24,562,633

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d),(e)
Bank of America N.A.	$2,490,479	$(2,490,479)	$—	$—	$—
Barclays Bank PLC	19,757,260	(10,002,644)	(9,754,616)	—	—
BNP Paribas S.A.	11,767,788	(11,767,788)	—	—	—
Citibank N.A.	1,655,064	(1,655,064)	—	—	—
Deutsche Bank AG	8,212,091	(8,212,091)	—	—	—
Goldman Sachs International	24,861,731	(24,861,731)	—	—	—
Morgan Stanley International PLC(f)	7,075,072	(7,075,072)	—	—	—
UBS AG	28,879,201	(28,879,201)	—	—	—

	$104,698,686	$(94,944,070)	$(9,754,616)	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.
(f)	Includes derivatives owned by the BlackRock Cayman Global Allocation Fund I, Ltd., a wholly-owned subsidiary of the Fund. See Note 1.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$2,664,112	$—	$2,664,112
Belgium	—	166,333,576	—	166,333,576
Brazil	84,541,654	—	—	84,541,654
Canada	146,121,886	—	—	146,121,886
China	89,815,561	64,131,708	—	153,947,269
Czech Republic	—	15,354,902	—	15,354,902
Denmark	—	2,659,337	—	2,659,337
Finland	—	99,916,142	—	99,916,142
France	3,632,048	1,110,569,200	—	1,114,201,248
Germany	—	784,069,522	—	784,069,522
Hong Kong	7,976,673	271,413,954	—	279,390,627
India	4,572,348	518,684,794	—	523,257,142
Indonesia	—	42,207,800	—	42,207,800
Ireland	11,571,127	57,116	—	11,628,243
Israel	30,958	—	—	30,958
Italy	173,366,224	205,856,079	—	379,222,303
Japan	682,855	3,261,197,574	—	3,261,880,429
Mexico	903,957	—	—	903,957
Netherlands	44,467	521,205,575	—	521,250,042
Norway	—	535,636	—	535,636
Peru	20,735	—	—	20,735
Poland	—	5,643,649	—	5,643,649
Portugal	30,678,518	—	—	30,678,518
Singapore	—	104,071,267	—	104,071,267
South Africa	—	902,286	—	902,286
South Korea	63,603,895	174,305,388	—	237,909,283
Spain	—	149,178,828	—	149,178,828
Sweden	—	236,795,340	—	236,795,340
Switzerland	—	460,199,938	—	460,199,938
Taiwan	—	252,429,134	—	252,429,134
Thailand	45,372,657	30,053,340	—	75,425,997

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

	Level 1	Level 2	Level 3	Total
Turkey	$—	$739,383	$—	$739,383
United Arab Emirates	—	130,329,723	—	130,329,723
United Kingdom	449,997,764	903,946,694	—	1,353,944,458
United States	11,398,767,425	—	2,257,426	11,401,024,851
Corporate Bonds	—	1,385,177,836	38,940,178	1,424,118,014
Floating Rate Loan Interests	—	197,643,768	—	197,643,768
Foreign Agency Obligations	—	3,901,596,929	—	3,901,596,929
Investment Companies	1,348,814,202	—	—	1,348,814,202
Non-Agency Mortgage-Backed Securities	—	40,458,836	—	40,458,836
Capital Trusts	—	367,112,912	—	367,112,912
Preferred Stocks	247,615,829	1,051,493	601,457,562	850,124,884
Trust Preferreds	74,344,181	124,270,312	—	198,614,493
U.S. Treasury Obligations	—	5,959,800,033	—	5,959,800,033
Warrants	—	—	213	213
Short-Term Securities:
Time Deposits	—	343,345	—	343,345
U.S. Treasury Obligations	—	2,211,682,111	—	2,211,682,111
Money Market Funds	98,212,840	—	—	98,212,840
Options Purchased
Equity contracts	—	75,661,768	—	75,661,768
Foreign currency exchange contracts	—	25,812,411	—	25,812,411
Interest rate contracts	—	22,257,100	—	22,257,100

Subtotal	$14,280,687,804	$23,828,320,851	$642,655,379	$38,751,664,034

Investments Valued at NAV(a)				307,248,940

Total Investments
				$39,058,912,974

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$84,801	$—	$84,801
Equity contracts	—	77,088,649	—	77,088,649
Foreign currency exchange contracts	—	36,201,905	—	36,201,905
Interest rate contracts	—	35,071,953	—	35,071,953
Liabilities:
Credit contracts	—	(3,500,420)	—	(3,500,420)
Equity contracts	(17,531,799)	(32,040,206)	—	(49,572,005)
Foreign currency exchange contracts	—	(29,575,126)	—	(29,575,126)
Interest rate contracts	—	(29,553,474)	—	(29,553,474)

	$(17,531,799)	$53,778,082	$—	$36,246,283

(a)	As of October 31, 2017, certain of the Fund’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Warrants	Total
Assets:
Opening balance, as of October 31, 2016	$3,391,206	$141,246,994	$111,256,662	$604,588,415	—	$860,483,277
Transfers into Level 3	—	—	—	—	4,874,982	4,874,982
Transfers out of Level 3	—	—	(50,082,056)	—	—	(50,082,056)
Accrued discounts/premiums	—	(37,954)	—	—	—	(37,954)
Net realized gain (loss)	(17,322,913)	(79,324,002)	259,930	—	—	(96,386,985)
Net change in unrealized appreciation (depreciation)(a),(b)	47,302,757	25,468,808	(1,844,317)	(11,082,509)	(4,874,769)	54,969,970
Purchases	—	8,061,467	—	7,951,656	—	16,013,123
Sales	(31,113,624)	(56,475,135)	(59,590,219)	—	—	(147,178,978)

Closing Balance, as of October 31, 2017	$2,257,426	$38,940,178	$—	$601,457,562	$213	$642,655,379

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2017(b)	$1,220,680	$(22,070,569)	$—	$(11,082,509)	$(4,874,769)	$(36,807,167)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $197,718. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approaches	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks(c)	$2,257,426	Market	Estimated Recovery Value(a)	—	—
			Gross Billings Multiple(a)	7.5x	—
			Time to Exit(a)	1 year	—
			Volatility(a)	26%	—
			Billing Growth Rate(a)	30%	—
Corporate Bonds	38,742,673	Income	Discount Rate(b)	18.00%	—
		Market	Estimated Recovery Value(a)	—	—
Preferred Stocks(c)(d)	601,457,562	Market	Gross Billings Multiple(a)	7.5x	—
			Revenue Growth Rate(a)	39% - 110%	74.26%
			Billings Growth Rate(a)	30%	—
			Revenue Multiple(a)	8.00x - 11.75x	10.61x
			Time to Exit(a)(b)	1 year	—
			Volatility(a)(b)	26% - 65%	40.80%
			Discount Rate(b)	20%	—
			Exit Scenario Probability	5% - 85%	—

	$642,457,661

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.
(c)	For the year ended October 31, 2017, the valuation technique changed for certain investments in common stocks and preferred stocks with a total value of $50,087,486 from a hybrid model using Probability-Weighted Expected Return Model (“PWERM”) and Option Pricing Model (“OPM”) to using only OPM. The change was due to consideration of liquidation preferences and exit strategy.
(d)	For the year ended October 31, 2017, the valuation technique changed for certain investments in preferred stocks with a total value of $94,546,763 from a hybrid model using PWERM and OPM to using only PWERM. The change was due to consideration of liquidation preferences and exit strategy.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Statement of Assets and Liabilities

October 31, 2017

BlackRock Global Allocation Fund, Inc.

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $301,654,977) (cost — $32,554,403,331)	$38,210,477,998
Investments at value — affiliated (cost — $987,786,167)	848,434,976
Cash pledged as collateral for centrally cleared swaps	13,051,000
Receivables:
Investments sold	455,876,224
Interest — unaffiliated	77,167,203
Dividends — unaffiliated	41,265,926
Capital shares sold	19,405,602
Options written	14,921,008
Securities lending income — affiliated	353,630
Dividends — affiliated	23,536
Unrealized appreciation on:
OTC derivatives	100,510,455
Forward foreign currency exchange contracts	36,201,905
Prepaid expenses	313,703

Total assets	39,818,003,166

LIABILITIES
Cash collateral on securities loaned at value	307,194,433
Foreign bank overdraft	1,422,815
Bank overdraft	83,080,994
Cash received as collateral for OTC derivatives	137,257,771
Options written at value (premiums received — $90,757,580)	65,499,354
Payables:
To broker — short sales	71,085,556
Capital shares redeemed	56,224,270
Investments purchased	53,232,947
Investment advisory fees	22,489,147
Deferred foreign capital gain tax	15,223,197
Options written	14,140,007
Service and distribution fees	9,665,354
Variation margin on futures contracts	1,839,967
Variation margin on centrally cleared swaps	512,033
Other affiliates	107,211
Officer’s and Directors’ fees	74,346
Other accrued expenses	15,664,384
Swap premiums received	14,609,713
Unrealized depreciation on:
Forward foreign currency exchange contracts	22,047,110
OTC derivatives	2,542,509

Total liabilities	893,913,118

NET ASSETS	$38,924,090,048

NET ASSETS CONSIST OF
Paid-in capital	$32,276,236,952
Undistributed net investment income	19,713,998
Accumulated net realized gain	1,000,677,438
Net unrealized appreciation (depreciation)	5,627,461,660

NET ASSETS	$38,924,090,048

NET ASSET VALUE
Institutional — Based on net assets of $16,164,754,462 and 792,764,948 shares outstanding, 2 billion shares authorized, $0.10 par value	$20.39

Investor A — Based on net assets of $12,809,355,909 and 632,197,338 shares outstanding, 2 billion shares authorized, $0.10 par value	$20.26

Investor B — Based on net assets of $2,532,642 and 129,097 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$19.62

Investor C — Based on net assets of $7,545,248,811 and 411,564,351 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.33

Class K — Based on net assets of $1,341,925,244 and 65,815,374 shares outstanding, 2 billion shares authorized, $0.10 par value	$20.39

Class R — Based on net assets of $1,060,272,980 and 54,879,284 shares outstanding, 2 billion shares authorized, $0.10 par value	$19.32

See notes to consolidated financial statements.

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

Year Ended October 31, 2017

BlackRock Global Allocation Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$489,404,957
Interest — unaffiliated	369,664,138
Dividends — affiliated	7,909,251
Securities lending income — affiliated — net	5,811,215
Other income	575,377
Foreign taxes withheld	(27,231,564)

Total investment income	846,133,374

EXPENSES
Investment advisory	301,394,305
Service and distribution — class specific	130,123,291
Transfer agent — class specific	39,133,984
Accounting services	5,377,726
Professional	5,244,934
Custodian	4,480,553
Officer and Directors	573,087
Registration	463,880
Printing	191,212
Offering costs	25,078
Miscellaneous	741,570

Total expenses excluding dividends expense, broker fees and expenses on short sales	487,749,620
Dividends expense — unaffiliated	9,472,919
Broker fees and expenses on short sales	338,405

Total expenses	497,560,944
Less:
Fees waived and/or reimbursed by the Manager	(31,454,759)
Fees paid indirectly	(45,569)

Total expenses after fees waived	466,060,616

Net investment income	380,072,758

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments (net of $952,143 foreign capital gain tax) — unaffiliated	1,769,929,365
Investments — affiliated	(25,081,812)
Futures contracts	(278,871,353)
Forward foreign currency exchange contracts	177,206,336
Foreign currency transactions	(20,451,703)
Options written	104,727,870
Capital gain distributions from investment companies — affiliated	62
Swaps	(3,166,275)
Short sales — unaffiliated	(68,663,158)

1,655,629,332

Net change in unrealized appreciation (depreciation) on:
Investments (including $13,407,795 foreign capital gain tax)	2,683,285,095
Investments — affiliated	18,890,214
Futures contracts	(43,250,257)
Forward foreign currency exchange contracts	8,991,790
Foreign currency translations	646,554
Options written	(5,822,765)
Swaps	124,492,482
Short sales — unaffiliated	(1,709,902)

2,785,523,211

Net realized and unrealized gain	4,441,152,543

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,821,225,301

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	29

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation Fund, Inc.
	Year Ended October 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income	$380,072,758	$468,936,717
Net realized gain	1,655,629,332	210,191,095
Net change in unrealized appreciation (depreciation)	2,785,523,211	(319,757,659)

Net increase in net assets resulting from operations	4,821,225,301	359,370,153

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(220,641,771)	(150,833,470)
Investor A	(127,032,734)	(101,040,317)
Investor B	—	(361,563)
Investor C	(27,597,872)	(45,087,935)
Class K	(10,107,399)	—
Class R	(8,119,089)	(6,158,451)
From net realized gain:
Institutional	(128,100,603)	(1,469,287,713)
Investor A	(106,372,279)	(1,194,273,866)
Investor B	(395,344)	(13,742,608)
Investor C	(94,425,268)	(1,133,669,746)
Class K	(4,871,233)	—
Class R	(9,462,459)	(94,513,578)

Decrease in net assets resulting from distributions to shareholders	(737,126,051)	(4,208,969,247)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(7,554,010,477)	(5,446,508,108)

NET ASSETS
Total decrease in net assets	(3,469,911,227)	(9,296,107,202)
Beginning of year	42,394,001,275	51,690,108,477

End of year	$38,924,090,048	$42,394,001,275

Undistributed net investment income, end of year	$19,713,998	$17,035,515

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.
	Institutional
	Year Ended October 31,
	2017		2016		2015		2014	2013
Net asset value, beginning of year	$18.43		$19.88		$21.77		$21.95	$19.54

Net investment income(a)	0.25		0.25		0.26		0.35	0.28
Net realized and unrealized gain (loss)	2.12		(0.05)		(0.22)		0.77	2.43

Net increase from investment operations	2.37		0.20		0.04		1.12	2.71

Distributions:(b)
From net investment income	(0.26)		(0.15)		(0.45)		(0.33)	(0.30)
From net realized gain	(0.15)		(1.50)		(1.48)		(0.97)	—

Total distributions	(0.41)		(1.65)		(1.93)		(1.30)	(0.30)

Net asset value, end of year	$20.39		$18.43		$19.88	(c)	$21.77	$21.95

Total Return(d)
Based on net asset value	13.10%		1.34%		0.31	%(c)	5.35%	13.97%

Ratios to Average Net Assets
Total expenses	0.90	%(e)	0.88	%(e)	0.87%		0.87%	0.87%

Total expenses after fees waived and paid indirectly	0.82	%(e)	0.80	%(e)	0.78%		0.78%	0.78%

Total expenses after fees waived and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	0.80	%(e)	0.79	%(e)	0.78%		0.78%	0.78%

Net investment income	1.28	%(e)	1.39	%(e)	1.28%		1.60%	1.35%

Supplemental Data
Net assets, end of year (000)	$16,164,754		$16,122,793		$20,210,226		$22,075,330	$20,968,279

Portfolio turnover rate(f)	110%		131%		84%		75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the years ending October 31, 2017 and October 31, 2016.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	110%	131%	82%	75%	50%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	31

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.
	Investor A
	Year Ended October 31,
	2017		2016		2015		2014	2013
Net asset value, beginning of year	$18.29		$19.76		$21.65		$21.83	$19.44

Net investment income(a)	0.19		0.20		0.21		0.29	0.22
Net realized and unrealized gain (loss)	2.11		(0.04)		(0.23)		0.77	2.41

Net increase (decrease) from investment operations	2.30		0.16		(0.02)		1.06	2.63

Distributions:(b)
From net investment income	(0.18)		(0.13)		(0.39)		(0.27)	(0.24)
From net realized gain	(0.15)		(1.50)		(1.48)		(0.97)	—

Total distributions	(0.33)		(1.63)		(1.87)		(1.24)	(0.24)

Net asset value, end of year	$20.26		$18.29		$19.76	(c)	$21.65	$21.83

Total Return(d)
Based on net asset value	12.77%		1.08%		0.02	%(c)	5.10%	13.63%

Ratios to Average Net Assets
Total expenses	1.18	%(e)	1.15	%(e)	1.14%		1.13%	1.13%

Total expenses after fees waived and paid indirectly	1.10	%(e)	1.08	%(e)	1.05%		1.04%	1.05%

Total expenses after fees waived and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.07	%(e)	1.07	%(e)	1.05%		1.04%	1.05%

Net investment income	1.00	%(e)	1.10	%(e)	1.01%		1.33%	1.08%

Supplemental Data
Net assets, end of year (000)	$12,809,356		$13,447,603		$16,016,234		$17,792,885	$18,858,846

Portfolio turnover rate(f)	110%		131%		84%		75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the years ending October 31, 2017 and October 31, 2016.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	110%	131%	82%	75%	50%

See notes to consolidated financial statements.

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.
	Investor B
	Year Ended October 31,
	2017		2016		2015		2014	2013
Net asset value, beginning of year	$17.71		$19.25		$21.13		$21.31	$18.96

Net investment income(a)	0.00	(b)	0.06		0.04		0.11	0.06
Net realized and unrealized gain (loss)	2.06		(0.06)		(0.22)		0.76	2.35

Net increase (decrease) from investment operations	2.06		—		(0.18)		0.87	2.41

Distributions:(c)
From net investment income	—		(0.04)		(0.22)		(0.08)	(0.06)
From net realized gain	(0.15)		(1.50)		(1.48)		(0.97)	—

Total distributions	(0.15)		(1.54)		(1.70)		(1.05)	(0.06)

Net asset value, end of year	$19.62		$17.71		$19.25	(d)	$21.13	$21.31

Total Return(e)
Based on net asset value	11.72%		0.21%		(0.82	)%(d)	4.27%	12.75%

Ratios to Average Net Assets
Total expenses	2.11	%(f)	1.98	%(f)	1.92%		1.93%	1.95%

Total expenses after fees waived and paid indirectly	2.03	%(f)	1.90	%(f)	1.84%		1.84%	1.86%

Total expenses after fees waived and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	2.01	%(f)	1.89	%(f)	1.84%		1.84%	1.86%

Net investment income	0.01	%(f)	0.31	%(f)	0.22%		0.54%	0.28%

Supplemental Data
Net assets, end of year (000)	$2,533		$57,642		$191,881		$335,683	$500,197

Portfolio turnover rate(g)	110%		131%		84%		75%	50%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the years ending October 31, 2017 and October 31, 2016.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	110%	131%	82%	75%	50%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	33

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.
	Investor C
	Year Ended October 31,
	2017		2016		2015		2014	2013
Net asset value, beginning of year	$16.57		$18.11		$20.00		$20.27	$18.06

Net investment income(a)	0.04		0.06		0.05		0.12	0.06
Net realized and unrealized gain (loss)	1.91		(0.04)		(0.21)		0.71	2.26

Net increase (decrease) from investment operations	1.95		0.02		(0.16)		0.83	2.32

Distributions:(b)
From net investment income	(0.04)		(0.06)		(0.25)		(0.13)	(0.11)
From net realized gain	(0.15)		(1.50)		(1.48)		(0.97)	—

Total distributions	(0.19)		(1.56)		(1.73)		(1.10)	(0.11)

Net asset value, end of year	$18.33		$16.57		$18.11	(c)	$20.00	$20.27

Total Return(d)
Based on net asset value	11.92%		0.36%		(0.73	)%(c)	4.29%	12.86%

Ratios to Average Net Assets
Total expenses	1.92	%(e)	1.89	%(e)	1.88%		1.87%	1.88%

Total expenses after fees waived and paid indirectly	1.84	%(e)	1.82	%(e)	1.79%		1.79%	1.80%

Total expenses after fees waived and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.82	%(e)	1.82	%(e)	1.79%		1.79%	1.80%

Net investment income	0.27	%(e)	0.37	%(e)	0.27%		0.59%	0.33%

Supplemental Data
Net assets, end of year (000)	$7,545,249		$11,029,706		$14,085,089		$15,976,240	$16,170,658

Portfolio turnover rate(f)	110%		131%		84%		75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the years ending October 31, 2017 and October 31, 2016.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	110%	131%	82%	75%	50%

See notes to consolidated financial statements.

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.
	Class K
	Year Ended 10/31/17		Period 06/08/16 (a) to 10/31/16
Net asset value, beginning of period	$18.44		$18.23

Net investment income(b)	0.27		0.08
Net realized and unrealized gain	2.12		0.13

Net increase (decrease) from investment operations	2.39		0.21

Distributions:(c)
From net investment income	(0.29)		—
From net realized gain	(0.15)		—

Total distributions	(0.44)		—

Net asset value, end of period	$20.39		$18.44

Total Return(d)
Based on net asset value	13.20%		1.15	%(e)

Ratios to Average Net Assets
Total expenses	0.82	%(f)	0.79	%(f)(g)

Total expenses after fees waived and paid indirectly	0.74	%(f)	0.71	%(f)(g)

Total expenses after fees waived and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	0.72	%(f)	0.71	%(f)(g)

Net investment income	1.39	%(f)	1.06	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$1,341,925		$604,611

Portfolio turnover rate	110%		131	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ending October 31, 2017 and the period ended October 31, 2016.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	35

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.
	Class R
	Year Ended October 31,
	2017		2016		2015		2014	2013
Net asset value, beginning of year	$17.46		$18.96		$20.86		$21.08	$18.78

Net investment income(a)	0.13		0.14		0.13		0.21	0.15
Net realized and unrealized gain (loss)	2.01		(0.04)		(0.22)		0.74	2.33

Net increase (decrease) from investment operations	2.14		0.10		(0.09)		0.95	2.48

Distributions:(b)
From net investment income	(0.13)		(0.10)		(0.33)		(0.20)	(0.18)
From net realized gain	(0.15)		(1.50)		(1.48)		(0.97)	—

Total distributions	(0.28)		(1.60)		(1.81)		(1.17)	(0.18)

Net asset value, end of year	$19.32		$17.46		$18.96	(c)	$20.86	$21.08

Total Return(d)
Based on net asset value	12.42%		0.79%		(0.37	)%(c)	4.73%	13.26%

Ratios to Average Net Assets
Total expenses	1.50	%(e)	1.47	%(e)	1.48%		1.47%	1.48%

Total expenses after fees waived and paid indirectly	1.42	%(e)	1.39	%(e)	1.40%		1.38%	1.39%

Total expenses after fees waived and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.40	%(e)	1.39	%(e)	1.40%		1.38%	1.39%

Net investment income	0.68	%(e)	0.79	%(e)	0.67%		0.99%	0.74%

Supplemental Data
Net assets, end of year (000)	$1,060,273		$1,131,647		$1,186,678		$1,269,833	$1,296,522

Portfolio turnover rate(f)	110%		131%		84%		75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the years ending October 31, 2017 and October 31, 2016.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	110%	131%	82%	75%	50%

See notes to consolidated financial statements.

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

1.	ORGANIZATION:

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and distribution reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K Shares and Class R Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years(b)
Investor C Shares	No	Yes	None

(a)	Investor A Shares may be subject to a Contingent Deferred Sales Charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	Effective on or about the close of business December 27, 2017, all issued and outstanding Investor B Shares will be converted into Investor A Shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $1,468,693,238, which is 3.8% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Notes to Consolidated Financial Statements  (continued)

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)      recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)     recapitalizations and other transactions across the capital structure; and

(iii)    market multiples of comparable issuers.

Income approach

(i)      future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)     quoted prices for similar investments or assets in active markets; and

(iii)    other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)      audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)     changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)    relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	39

Notes to Consolidated Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of October 31, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates

40	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	41

Notes to Consolidated Financial Statements  (continued)

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. Gains are limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital Inc.	$11,643,428	$(11,643,428)	$—
BNP Paribas S.A.	3,377,101	(3,377,101)	—
Citigroup Global Markets, Inc.	18,309,166	(18,309,166)	—
Credit Suisse Securities (USA) LLC	21,417,450	(21,417,450)	—
Deutsche Bank Securities, Inc.	25,087,466	(25,087,466)	—
Goldman Sachs & Co.	84,081,578	(84,081,578)	—
JP Morgan Securities LLC	75,863,484	(75,863,484)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	5,044,685	(5,044,685)	—
Morgan Stanley & Co. LLC	42,919,835	(42,919,835)	—
SG Americas Securities LLC	2,546,379	(2,546,379)	—
State Street Bank & Trust Co.	11,364,405	(11,364,405)	—

	$301,654,977	$(301,654,977)	$—

(a)	Cash collateral with a value of $307,194,433 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

42	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. As of period end, the value of portfolio securities subject to covered call options written was $91,409,316,033.

•	Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	43

Notes to Consolidated Financial Statements  (continued)

the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•	Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

44	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended October 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor B	Investor C	Class R	Total
$32,289,492	$227,235	$92,135,177	$5,471,387	$130,123,291

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	45

Notes to Consolidated Financial Statements  (continued)

annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended October 31, 2017, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$269,966	$12,619	$296	$282,881

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended October 31, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor B	Investor C	Class K	Class R	Total
$37,214	$223,221	$2,232	$143,545	$2,016	$6,335	$414,563

For the year ended October 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor B	Investor C	Class K	Class R	Total
$13,653,510	$13,910,177	$70,182	$9,477,139	$4,291	$2,018,685	$39,133,984

Other Fees: For the year ended October 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $390,351.

For the year ended October 31, 2017, affiliates received CDSCs as follows:

Investor A	Investor B	Investor C	Total
$136,292	$922	$508,018	$645,232

Expense Waivers and Reimbursements: Effective June 12, 2017, the Manager contractually agreed to waive a portion of its management fees payable by the Fund through February 28, 2019, so that such fee is reduced as a percentage of average daily net assets of the Fund as follows:

Rate Waived to
First $10 Billion	0.75%
$10 Billion — $15 Billion	0.69%
$15 Billion — $20 Billion	0.68%
$20 Billion — $25 Billion	0.67%
$25 Billion — $30 Billion	0.65%
$30 Billion — $40 Billion	0.63%
$40 Billion — $60 Billion	0.62%
$60 Billion — $80 Billion	0.61%
Greater than $80 Billion	0.60%

Prior to June 12, 2017, the contractual waiver was voluntary. For the year ended October 31, 2017, the Manager waived $27,770,623, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. This contractual waiver may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

During the year ended October 31, 2017, the Manager reimbursed the Fund $2,389,679 for certain operating expenses which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations, as applicable, will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended October 31, 2017, the Manager waived $11,298.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee, through February 28, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended October 31, 2017, the Fund waived $1,283,159 in investment advisory fees pursuant to these arrangements.

For the year ended October 31, 2017, the Fund reimbursed the Manager $425,740 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of

46	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended October 31, 2017, the Fund paid BIM $1,248,620 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended October 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$13,811,080	$23,599,652	$10,196,054

7.	PURCHASES AND SALES:

For the year ended October 31, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$16,360,277,179	$25,456,248,694
U.S. Government Securities	23,870,417,124	22,337,477,772

8.	INCOME TAX INFORMATION:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of October 31, 2017, the following permanent differences attributable to foreign currency transactions, amortization methods on fixed income securities, income recognized from wholly owned subsidiary, the accounting for swap agreements, the classification of investment, the use of equalization, income recognized from pass-through entities and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Paid-in capital	$85,048,665
Undistributed net investment income	16,104,590
Accumulated net realized gain	(101,153,255)

The tax character of distributions paid was as follows:

	10/31/17	10/31/16
Ordinary income	$393,498,865	$595,281,203
Long-term capital gains(a)	501,867,110	3,613,688,044

	$895,365,975	$4,208,969,247

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	47

Notes to Consolidated Financial Statements  (continued)

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$768,473,947
Undistributed long-term capital gains	815,893,065
Net unrealized gains(a)	5,063,486,084

$6,647,853,096

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, amortization methods for premiums and discounts on fixed income securities, the accounting for swap agreements, the classification of investments and the investment in a wholly owned subsidiary.

As of October 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$33,938,549,354

Gross unrealized appreciation	$6,528,138,635
Gross unrealized depreciation	(1,278,272,491)

Net unrealized appreciation (depreciation)	$5,249,866,144

9.	BANK BORROWINGS:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended October 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS:

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

48	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedule of Investments.

11.	CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:

	Year Ended October 31,
	2017		2016
	Shares	Amount	Shares	Amount
Institutional
Shares sold	201,044,432	$3,870,155,574	207,256,970	$3,737,465,336
Shares issued in reinvestment of distributions	17,345,735	319,335,255	84,341,321	1,500,432,396
Shares redeemed	(300,404,285)	(5,767,287,773)	(433,648,405)	(7,923,132,542)

Net decrease	(82,014,118)	$(1,577,796,944)	(142,050,114)	$(2,685,234,810)

Investor A
Shares sold	122,059,376	$2,370,161,566	85,333,497	$1,537,657,237
Shares issued in reinvestment of distributions	12,020,911	219,022,298	68,832,829	1,218,342,178
Shares redeemed	(237,165,293)	(4,540,701,435)	(229,485,621)	(4,155,813,569)

Net decrease	(103,085,006)	$(1,951,517,571)	(75,319,295)	$(1,399,814,154)

Investor B
Shares sold	10,782	$200,009	23,808	$425,284
Shares issued in reinvestment of distributions	20,992	373,456	757,798	13,087,172
Shares redeemed	(3,157,422)	(58,100,281)	(7,493,425)	(130,848,809)

Net decrease	(3,125,648)	$(57,526,816)	(6,711,819)	$(117,336,353)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	49

Notes to Consolidated Financial Statements  (continued)

	Year Ended October 31,
	2017		2016
	Shares	Amount	Shares	Amount
Investor C
Shares sold	16,858,128	$292,411,789	47,656,817	$776,118,876
Shares issued in reinvestment of distributions	6,886,593	114,248,755	68,596,464	1,106,462,321
Shares redeemed	(277,935,505)	(4,834,568,055)	(228,269,479)	(3,759,925,232)

Net decrease	(254,190,784)	$(4,427,907,511)	(112,016,198)	$(1,877,344,035)

Class K(a)
Shares sold	43,430,054	$850,443,402	38,679,074	$703,249,511
Shares issued in reinvestment of distributions	782,469	14,478,283	—	—
Shares redeemed	(11,185,907)	(221,810,674)	(5,890,316)	(106,392,764)

Net increase	33,026,616	$643,111,011	32,788,758	$596,856,747

Class R
Shares sold	8,135,005	$148,613,616	16,105,650	$277,453,802
Shares issued in reinvestment of distributions	1,008,140	17,561,793	5,935,563	100,548,434
Shares redeemed	(19,075,815)	(348,548,055)	(19,801,987)	(341,637,739)

Net increase (decrease)	(9,932,670)	$(182,372,646)	2,239,226	$36,364,497

Total Net Decrease	(419,321,610)	$(7,554,010,477)	(301,069,442)	$(5,446,508,108)

(a)	Commencement of operations on June 8, 2016.

12.	SUBSEQUENT EVENTS:

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

50	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

BlackRock Global Allocation Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Fund, Inc. and Subsidiary (the “Fund”), including the consolidated schedule of investments, as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Global Allocation Fund, Inc. and Subsidiary as of October 31, 2017, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51

Important Tax Information  (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Global Allocation Fund, Inc. during the fiscal year ended October 31, 2017.

	Payable Date	12/20/16	07/21/17
Qualified Dividend Income for Individuals(a)		85.46%	54.51%
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)		62.53%	21.00%
Federal Obligation Interest(b)		7.41%	11.26%
Interest-Related Dividends for Non-US Residents(c )		19.53%	18.19%

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.149977 to shareholders of record on December 16, 2016.

52	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Global Allocation Fund, Inc. (the “Fund”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge(a); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

(a)	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	53

Disclosure of Investment Advisory Agreement  (continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the fourth, third and third quartiles, respectively, against its Broadridge Performance Universe through December 31, 2016. The Board and BlackRock reviewed the Fund’s underperformance during these periods. The Board noted that the Fund’s performance against its Broadridge Performance Universe improved, and the Fund’s Sharpe Ratio ranked in the second quartile for the one-year period against its Competitor Sampling, through February 28, 2017.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

54	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund previously had an advisory fee arrangement that included voluntary breakpoints, in the form of an advisory fee waiver, that adjusted the fee rate downward as the size of the Fund increased above certain contractually specified levels. In addition, after discussion between the Board, including the Independent Board Members, and BlackRock, the Board agreed to convert the advisory fee waiver from voluntary to contractual. The conversion was implemented on June 12, 2017.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	55

Director and Officer Information

Independent Directors (a)

Name (b) Year of Birth	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Robert M. Hernandez 1944	Chair of the Board and Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director (Since 2007)	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director (Since 2007)	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003.	27 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Director (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 98 Portfolios	None

56	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (a)

Name (a) Year of Birth	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John F. O'Brien 1943	Director (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director (Since 2007)	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 98 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	57

Director and Officer Information  (continued)

Interested Directors (d)

Name (b) Year of Birth	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Robert Fairbairn 1965	Director (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b)   Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s/Fund’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c)   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

(d)   Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

58	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name (b) Year of Birth	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund's Directors and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser	Custodian
BlackRock Advisors, LLC	Brown Brothers Harriman & Co.
Wilmington, DE 19809	Boston, MA 02109

Accounting Agent	Transfer Agent
State Street Bank and Trust Company	BNY Mellon Investment Servicing (U.S.) Inc.
Boston, MA 02111	Wilmington, DE 19809

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	59

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

60	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	61

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
ETF	Exchange-Traded Fund
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
NOK	Norwegian Krone
NVDR	Non-voting Depository Receipts
NZD	New Zealand Dollar
OTC	Over-the-Counter
PLN	Polish Zloty
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
USD	U.S. Dollar
ZAR	South African Rand

62	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-10/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Henry R. Keizer Stuart E. Eizenstat Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$99,399	$99,642	$0	$0	$21,800	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affilliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$21,800	$20,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 5, 2018